                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.             )

     Filed by the registrant /X/

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary Proxy Statement      / / Confidential, for Use of the Com-
                                              mission Only (as permitted by
                                              Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement

     / / Definitive Additional Materials

     / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         EL PASO NATURAL GAS COMPANY
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                Not Applicable
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
         or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act
         Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act
         Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
                                Not Applicable
- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:
                                Not Applicable
- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                Not Applicable
- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
                                Not Applicable
- --------------------------------------------------------------------------------
     (5) Total fee paid:
                                Not Applicable
- --------------------------------------------------------------------------------

      / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                                Not Applicable
- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
                                Not Applicable
- --------------------------------------------------------------------------------
     (3) Filing Party:
                                Not Applicable
- --------------------------------------------------------------------------------
     (4) Date Filed:
                                Not Applicable
- --------------------------------------------------------------------------------

[El Paso Natural Gas Company LOGO]


Dear Stockholder:

     You are cordially invited to attend the 1995 Annual Meeting of Stockholders of El Paso Natural Gas Company (the "Company"), which will be held on Thursday, March 16, 1995, at 9:00 a.m. (mountain standard time), in the Crescent III meeting room, The Sheraton Crescent Hotel, 2620 West Dunlap Avenue, Phoenix, Arizona. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the business to be transacted at the Annual Meeting.

     Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card in the accompanying envelope as promptly as possible to ensure that your shares are represented and voted in accordance with your wishes. You can help the Company avoid the necessity and expense of sending follow-up letters to ensure a quorum is represented by promptly returning the enclosed proxy card in the accompanying envelope.

                                                        Sincerely,

                                                    /s/ WILLIAM A. WISE

                                                      WILLIAM A. WISE
                                             Chairman of the Board, President
                                                and Chief Executive Officer

El Paso, Texas
February 8, 1995

                          EL PASO NATURAL GAS COMPANY
                            100 NORTH STANTON STREET
                              EL PASO, TEXAS 79901

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 MARCH 16, 1995

     The Annual Meeting of Stockholders of El Paso Natural Gas Company (the "Company") will be held on Thursday, March 16, 1995, at 9:00 a.m. (mountain standard time), in the Crescent III meeting room, The Sheraton Crescent Hotel, 2620 West Dunlap Avenue, Phoenix, Arizona, for the following purposes:

     1. To elect eight Directors, each to hold office for a term of one year;

     2. To ratify the appointment of Coopers & Lybrand as independent certified public accountants to audit the Company's financial statements for the fiscal year ending December 31, 1995;

     3. To consider and act upon a proposal to approve the El Paso Natural Gas Company 1995 Omnibus Compensation Plan;

     4. To consider and act upon a proposal to approve the El Paso Natural Gas Company 1995 Incentive Compensation Plan;

     5. To consider and act upon a proposal to approve the El Paso Natural Gas Company 1995 Compensation Plan for Non-Employee Directors; and

     6. To transact any other business which may be properly brought before the Annual Meeting.

     Only stockholders of record at the close of business on January 25, 1995, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card in the accompanying envelope as promptly as possible to ensure that your shares are represented and voted in accordance with your wishes.

                                            By Order of the Board of Directors

                                                    /s/ STACY J. JAMES

                                                      STACY J. JAMES
                                                    Corporate Secretary

El Paso, Texas
February 8, 1995

                          EL PASO NATURAL GAS COMPANY
                            100 NORTH STANTON STREET
                              EL PASO, TEXAS 79901

                                PROXY STATEMENT

                ANNUAL MEETING OF STOCKHOLDERS -- MARCH 16, 1995

     This Proxy Statement with the accompanying Notice of Annual Meeting of Stockholders and proxy card are being mailed to stockholders beginning on or about February 8, 1995. The proxy is solicited by the Board of Directors of El Paso Natural Gas Company (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") on Thursday, March 16, 1995. Shares of the Company's common stock, par value $3.00 per share (the "Common Stock"), represented by a properly executed proxy in the accompanying form, will be voted at the Annual Meeting. The proxy may be revoked at any time before its exercise by sending written notice of revocation to Ms. Stacy J. James, Corporate Secretary, El Paso Natural Gas Company, 100 North Stanton Street, El Paso, Texas 79901, by signing and delivering a subsequently dated proxy or by attending the Annual Meeting in person and giving notice of revocation to the Inspectors of Election.

     January 25, 1995, was the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. On that date there were outstanding and entitled to vote 35,756,539 shares of Common Stock, which is the Company's only class of voting securities. For a period of at least ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder during the Company's ordinary business hours at The Sheraton Crescent Hotel, 2620 West Dunlap Avenue, Phoenix, Arizona.

     Each stockholder is entitled to one vote on each proposal for each share of Common Stock held as of the record date. Two Inspectors of Election, both from The First National Bank of Boston and appointed by the Board of Directors, shall have authority to receive, inspect, electronically tally and determine the validity of the proxies which are received. In accordance with the Company's By-laws, an abstention by a stockholder will be a vote of abstention with respect to the proposal voted upon and will not be a vote "for" or "against" the proposal; however, an abstention and a broker non-vote will be included when determining whether a quorum is present. The Company's By-laws also provide that a non-vote by a broker will be treated as if the broker never voted. A non-vote by a stockholder will be tallied as a vote "for" management.

            INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of the Company held eight meetings during the fiscal year ended December 31, 1994. The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee. The Board of Directors does not have a nominating committee or any committee performing similar functions, and all matters which would be considered by such committee are acted upon by the full Board of Directors. Each Director has attended at least 75% of the meetings of the Board of Directors and the committees on which he served during the fiscal year 1994, except for Mr. Eugenio Garza Laguera.

THE AUDIT COMMITTEE

     During fiscal year 1994, the Audit Committee held four meetings. The Audit Committee currently consists of Kenneth L. Smalley (Chairman), Byron Allumbaugh, Eugenio Garza Laguera, James F. Gibbons and Ben F. Love, each a non-employee Director. The Audit Committee makes a recommendation to the Board of Directors for a firm of independent certified public accountants to audit the Company's annual financial statements. In addition, the Audit Committee reviews with management and the Company's independent certified public accountants the Company's financial statements, the adequacy of the Company's internal accounting controls, and the Company's basic accounting and financial policies and practices.

THE COMPENSATION COMMITTEE

     During fiscal year 1994, the Compensation Committee held two meetings. The Compensation Committee currently consists of Ben F. Love (Chairman), Byron Allumbaugh, Eugenio Garza Laguera, James F. Gibbons and Kenneth L. Smalley, each a non-employee Director. The Compensation Committee currently administers the Company's executive stock option plan, long-term incentive compensation plan, annual incentive compensation plan and other executive compensation plans. In addition, the Compensation Committee considers proposals with respect to the creation of and changes to executive compensation plans and reviews appropriate criteria for establishing performance targets and determining annual corporate and executive performance ratings. The policies and mission of the Compensation Committee are set forth in the "Compensation Committee Report on Executive Compensation," which begins on page 11 of this Proxy Statement.

DIRECTOR COMPENSATION

     Each member of the Company's Board of Directors is reimbursed for the usual and ordinary expenses of meeting attendance. Employee Directors receive no additional compensation for serving on the Board of Directors or committees thereof. Pursuant to the Company's Compensation Plan for Non-Employee Directors, non-employee Directors receive an annual retainer of $50,000, which may be paid in cash, deferred cash or a combination thereof. If the Company's stockholders approve the adoption of the 1995 Compensation Plan for Non-Employee Directors (as hereinafter defined) at the Annual Meeting, non-employee Directors of the Company will also be entitled to elect to receive their compensation in the form of deferred Common Stock. See Proposal No. 5, which begins on page 25 of this Proxy Statement. No additional fees are currently paid to non-employee Directors for serving on the Board of Directors or committees thereof.

     Each non-employee Director receives a stock option grant of 3,000 options under the Company's Stock Option Plan for Non-Employee Directors upon his initial election to the Board of Directors and an annual stock option grant of 1,000 options upon each re-election to the Board of Directors. Non-employee Directors are also eligible to participate in the Company's Retirement Income Plan for Non-Employee Directors (which provides for retirement benefits based upon the number of years of service as a Director).

     As part of its overall program to support charitable organizations, the Company has a Director Charitable Award Plan. The plan provides for the designation of up to four charitable organizations to receive a maximum of $1,000,000 in the aggregate upon the death of each Director participant. Pursuant to the plan, each Director of the Company is entitled to participate upon the completion of two consecutive years of service on the Board of Directors. Currently, Messrs. Allumbaugh, Love, Smalley and Wise are eligible to participate in the plan.

                                   PROPOSALS

PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     In accordance with the By-laws of the Company, the Board of Directors has fixed at eight the number of Directors constituting the full Board. The Company proposes to elect eight Directors, each to hold office for a term of one year and until his successor has been duly elected and shall qualify. With the exception of broker non-votes and unless otherwise instructed by stockholders, the persons named on the enclosed proxy card will vote the shares of Common Stock represented by such proxy for the election of the eight nominees named in this Proxy Statement. However, if any of the named nominees should be unavailable for election, the Board of Directors may substitute nominees, in which event the shares of Common Stock represented by proxy will be voted for substitute nominees unless an instruction to the contrary is contained on the proxy card. No circumstances are presently known which would render any nominee named herein unavailable to serve as a member of the Board of Directors, except for Mr. Dell'Osso, who has indicated a desire to retire before the end of 1995. PURSUANT TO THE COMPANY'S BY-LAWS, THE ELECTION OF EACH DIRECTOR REQUIRES AN AFFIRMATIVE VOTE OF A PLURALITY OF THE SHARES OF THE COMPANY'S COMMON STOCK REPRESENTED AT THE ANNUAL MEETING IN PERSON OR

BY PROXY AND ENTITLED TO VOTE ON THE PROPOSAL. HOLDERS OF COMMON STOCK MAY NOT CUMULATE THEIR VOTES FOR THE ELECTION OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

     Each of the following nominees is currently a Director of the Company:

                            NAME, PRINCIPAL OCCUPATION                      SERVED AS
                          AND SELECTED OTHER INFORMATION                    DIRECTOR
                         CONCERNING NOMINEES FOR DIRECTOR                     SINCE
        ------------------------------------------------------------------  ---------
        BYRON ALLUMBAUGH                                                      1992
        Chairman and Chief Executive Officer,
        Ralphs Grocery Company,
        Los Angeles, California -- Supermarket Chain.
        Age -- 63

        Member -- Audit and Compensation Committees

        Since February 1976, Mr. Allumbaugh's principal occupation has been as shown above. Mr. Allumbaugh is a member of the Board of Directors of H. F.
        Ahmanson & Company and Ultramar Inc.

        LUINO DELL'OSSO, JR.                                                  1993
        Vice Chairman of the Board
          and Chief Operating Officer,
        El Paso Natural Gas Company,
        El Paso, Texas -- Natural Gas Transmission.
        Age -- 55

        Mr. Dell'Osso has been Vice Chairman of the Board of the Company since
        September 1994 and Chief Operating Officer (the "COO") of the Company since
        November 1990. From November 1990 until September 1994, he was an Executive
        Vice President of the Company. Mr. Dell'Osso was Senior Vice President and
        Chief Financial Officer of Burlington Resources Inc. ("BR") from April 1989 until October 1990 and Senior Vice President, Finance and Planning of BR from
        May 1988 until March 1989. From April 1984 until December 1988, he was Senior
        Vice President, Finance and Planning of Burlington Northern Inc.

        EUGENIO GARZA LAGUERA                                                 1993
        Chairman of the Board of Directors,
          Valores Industriales, S.A. ("VISA"),
          Monterrey, Mexico -- Mexican Holding Company
          principally involved in beer and
          soft drink bottling and distribution;
        Chairman of the Board of Directors,
          Fomento Economico Mexicano,
          S.A. de C.V. ("FEMSA"),
          Monterrey, Mexico -- Beer and soft
          drink bottling and distribution;
        Chairman of the Board of Directors,
          Grupo Financiero Bancomer, S.A. de C.V.,
          Mexico City, Mexico -- Mexican Holding Company
          principally involved in commercial banking;
        Chairman of the Board of Directors,
          BANCOMER,
          Mexico City, Mexico --
          Commercial Banking Institution;

                            NAME, PRINCIPAL OCCUPATION                      SERVED AS
                          AND SELECTED OTHER INFORMATION                    DIRECTOR
                         CONCERNING NOMINEES FOR DIRECTOR                     SINCE
        ------------------------------------------------------------------  ---------
        Chairman of the Board of Regents,
          Instituto Tecnologico Y de
          Estudios Superiores de Monterrey, A.C.,
          Monterrey, Mexico -- Higher Education.
        Age -- 71

        Member -- Audit and Compensation Committees

        Mr. Garza Laguera has served as the Chairman of the Board of Directors of
        VISA and FEMSA and Chairman of the Board of Regents of Instituto
        Tecnologico Y de Estudios Superiores de Monterrey for more than five years.
        He has been the Chairman of the Board of Directors of Grupo Financiero
        Bancomer and BANCOMER since 1991.

        JAMES F. GIBBONS, PH.D.                                               1994
        Dean of the School of Engineering,
        Stanford University,
        Stanford, California -- Higher Education.
        Age -- 63

        Member -- Audit and Compensation Committees

        Dr. Gibbons has been on the faculty of Stanford University since 1957 and has been the Dean of the School of Engineering since September 1984. He is a member of the Board of Directors of Centigram Communications Corp., Cisco
        Systems, Inc., Lockheed Corporation and Raychem Inc.

        BEN F. LOVE                                                           1992
        Investor.
        Age -- 70

        Chairman -- Compensation Committee
        Member -- Audit Committee

        Since December 1989, Mr. Love's principal occupation has been as shown above.
        For more than five years prior to that date, Mr. Love was Chairman and
        Chief Executive Officer of Texas Commerce Bancshares, Inc. He is a member of the Board of Directors of Burlington Northern Inc., Eli Lilly and Company and
        Mitchell Energy & Development Corp.

        KENNETH L. SMALLEY                                                    1992
        Retired.
        Age -- 64

        Chairman -- Audit Committee
        Member -- Compensation Committee

        Mr. Smalley has been retired since February 1992. For more than five years prior to that date, Mr. Smalley was a Senior Vice President of Phillips
        Petroleum Company and President of Phillips 66 Natural Gas Company, a
        Phillips Petroleum Company subsidiary.

        MALCOLM WALLOP                                                        1995
        President,
        Frontiers of Freedom Foundation,
        Arlington, Virginia -- Political Foundation.
        Age -- 61

        Since January 1995, Mr. Wallop's principal occupation has been as shown above. For eighteen years prior to that date, Mr. Wallop was a member of the United States Senate. He is a member of the Board of Directors of Hubbell
        Inc.

                            NAME, PRINCIPAL OCCUPATION                      SERVED AS
                          AND SELECTED OTHER INFORMATION                    DIRECTOR
                         CONCERNING NOMINEES FOR DIRECTOR                     SINCE
        ------------------------------------------------------------------  ---------
        WILLIAM A. WISE                                                       1984
        Chairman of the Board, President
          and Chief Executive Officer,
        El Paso Natural Gas Company,
        El Paso, Texas -- Natural Gas Transmission.
        Age -- 49

        Mr. Wise has been Chairman of the Board since January 1994. Mr. Wise has been the President and Chief Executive Officer (the "CEO") of the Company since
        January 1990. He was President and COO of the Company from April 1989 to
        December 1989. From March 1987 until April 1989, Mr. Wise was an Executive
        Vice President of the Company. From January 1984 to February 1987, he was a
        Senior Vice President of the Company. He is a member of the Board of
        Directors of Battle Mountain Gold Company.

        SECURITY OWNERSHIP OF A CERTAIN BENEFICIAL OWNER AND MANAGEMENT

     The following table sets forth certain information as of December 31, 1994, regarding the beneficial ownership of the Company's Common Stock by (i) each Director of the Company, (ii) each of the Company's named executives (as hereinafter defined), (iii) all Directors and executive officers of the Company as a group, and (iv) each person or entity known by the Company to own beneficially more than 5% of its outstanding shares of Common Stock. No family relationship exists between any of the Directors and executive officers of the Company.

  TITLE OF                                       BENEFICIAL OWNERSHIP      STOCK                   PERCENT
    CLASS                    NAME               (EXCLUDING OPTIONS)(1)   OPTIONS(3)     TOTAL      OF CLASS
- -------------                ----               ----------------------   ----------   ----------   --------
Common Stock   INVESCO Funds Group                     2,072,000                --     2,072,000     5.77%
               7800 East Union Avenue
               Denver, CO 80237
Common Stock   Byron Allumbaugh                            2,000             5,000         7,000     *
Common Stock   Luino Dell'Osso, Jr.                       22,940           152,879       175,819     *
Common Stock   Eugenio Garza Laguera                           0             4,000         4,000     *
Common Stock   James F. Gibbons                            1,000             4,000         5,000     *
Common Stock   Ben F. Love                                11,000             2,000        13,000     *
Common Stock   Kenneth L. Smalley                          4,000             3,000         7,000     *
Common Stock   Malcolm Wallop                                  0                 0             0     *
Common Stock   William A. Wise                            78,023(2)        366,592       444,615     1.24%
Common Stock   Richard Owen Baish                         11,679            74,841        86,520     *
Common Stock   H. Brent Austin                             5,572            91,822        97,394     *
Common Stock   Britton White, Jr.                         16,000            54,067        70,067     *
Common Stock   Directors and executive officers          182,944           959,934     1,142,878     3.18%
               as a group (15 persons in total,
               including those individuals
               listed
               above)

- ---------------

 *  Less than 1%.

(1) Directors and executive officers have sole voting and investment power of the shares of Common Stock reflected in the table above, except that each of Messrs. Allumbaugh, Dell'Osso, Gibbons, Wise, Austin and White shares with one or more other individuals voting and investment power with respect to 2,000, 2,940, 1,000, 2,000, 159 and 1,000 shares of Common Stock, respectively. Some shares of Common Stock reflected in this column for certain individuals are subject to restrictions.

(2) Mr. Wise's beneficial ownership excludes 200 shares of Common Stock owned by his children under the Uniform Gifts to Minors Act, of which Mr. Wise disclaims beneficial ownership.

(3) The Directors and executive officers have the right to acquire the shares of Common Stock reflected in this column within 60 days through the exercise of stock options and/or tandem stock appreciation rights ("SARs").

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information concerning the compensation awarded to, earned by or paid to any person serving as the Company's President and CEO or acting in a similar capacity during the last completed fiscal year, and the Company's four other most highly compensated executive officers (collectively the "named executives") for services rendered to the Company and its subsidiaries in all capacities during each of the last three fiscal years. The table also identifies the principal capacity in which each of the named executives served the Company at the end of fiscal year 1994.

                         SUMMARY COMPENSATION TABLE(1)

                                         ANNUAL COMPENSATION                  LONG-TERM COMPENSATION
                                  ----------------------------------   -------------------------------------
                                                                                AWARDS              PAYOUTS
                                                                       -------------------------   ---------
                                                                                                   LONG-TERM
                                                           OTHER                      SECURITIES   INCENTIVE
                                                           ANNUAL       RESTRICTED    UNDERLYING     PLAN       ALL OTHER
  NAME AND PRINCIPAL               SALARY     BONUS     COMPENSATION   STOCK AWARDS    OPTIONS      PAYOUTS    COMPENSATION
       POSITION         YEAR        ($)        ($)        ($) (3)        ($) (4)       (#) (5)      ($) (6)      ($) (7)
- ----------------------- ----      --------   --------   ------------   ------------   ----------   ---------   ------------
William A. Wise         1994      $525,096   $550,000     $126,025             --        83,000    $1,348,390    $ 42,008
  Chairman, President   1993      $400,000   $400,000     $ 24,187             --        80,000          --      $752,681(8)
  and CEO               1992      $357,500   $400,000     $ 70,176       $961,875       150,000    $1,423,977    $ 78,702
Luino Dell'Osso, Jr.    1994      $316,667   $350,000     $ 12,528             --        43,000    $  736,148    $ 25,333
  Vice Chairman         1993      $300,000   $300,000     $ 14,194             --        40,000          --      $ 48,113
  and COO               1992      $277,750   $300,000     $  2,891       $427,500        50,000    $1,209,750    $ 62,248
Richard Owen Baish      1994      $201,667   $180,000     $  1,883             --        16,400    $  264,819    $ 16,133
  Executive Vice        1993      $190,000   $152,000     $    724             --        15,000          --      $ 27,387
  President             1992      $169,000   $135,200           --       $213,750        34,000    $  403,250    $ 33,026
H. Brent Austin         1994      $193,333   $168,000     $  8,542             --        16,400    $  264,819    $ 11,595
  Senior Vice President 1993      $185,000   $148,000     $  1,409             --        15,000          --      $ 19,993
  and Chief Financial   1992(2)   $134,583   $136,000     $    108             --            --          --      $ 16,236
  Officer
Britton White, Jr.      1994      $183,333   $160,000     $  7,608             --        16,400    $  264,819    $ 11,000
  Senior Vice President 1993      $175,000   $140,000     $  2,009             --        15,000          --      $ 18,911
  and General Counsel   1992      $161,250   $129,000     $    453       $213,750        34,000          --      $ 22,815

- ---------------

(1) The Company did not have any executive officer terminate employment during fiscal year 1994 who would otherwise have been included as a named executive in this table.

(2) Mr. Austin began his employment with the Company in March 1992.

(3) The aggregate value of the perquisites and other personal benefits received by each named executive, other than those received by the CEO in fiscal years 1994 and 1992, has not been reflected for any fiscal year because the amount was below the Securities and Exchange Commission's (the "SEC") required reporting threshold. The amounts reflected for Mr. Wise include $46,102 and $35,274 in value attributed to the use of the Company's aircraft for fiscal years 1994 and 1992, respectively. Aircraft use for fiscal year 1994 was based on the thirteen-month period of December 1993 through December 1994 due to a change in the period the Company uses to report aircraft usage. Aircraft use for fiscal year 1992 was based on the twelve-month period of December 1991 through November 1992. All other compensation for all fiscal years reflected is based upon fiscal year amounts.

(4) The restricted stock awards made in fiscal year 1992 were the result of a special one-time incentive grant made in connection with the initial public offering of the Company's Common Stock. On December 9, 1992, January 15, 1994 and January 15, 1995, 20% of each named executive's restricted stock vested. The remaining 40% of restricted stock originally granted will vest on January 15, 1996. Dividends are paid directly to the holder of the restricted stock. The total number of shares of restricted stock held on December 31, 1994, by Messrs. Wise, Dell'Osso, Baish, Austin and White was 27,000, 12,000, 6,000, 0 and 6,000, respectively. The aggregate dollar value on December 31, 1994, of all shares of restricted stock held by Messrs. Wise, Dell'Osso, Baish, Austin and White was $823,500, $366,000, $183,000, $0 and $183,000, respectively. No named executive received a grant of restricted stock from the Company during the fiscal years 1994 and 1993.

(5) The stock options granted in fiscal year 1992 were the result of a special one-time incentive grant made in connection with the initial public offering of the Company's Common Stock. See the "Aggregated Option/SAR Exercises in 1994 and Fiscal Year-end Option/SAR Values" Table for the year-end holdings and value of Company stock options held by the named executives.

(6) The amounts reflected in this column for fiscal year 1992 are payouts made under BR's performance share unit plan and represent compensation earned as a result of the achievement of performance targets established by BR while the Company was a subsidiary of BR and not for services rendered to the Company after the Company's separation from BR. The amounts reflected in this column for fiscal year 1994 are payouts made with respect to Performance Share Units (the "PSUs") granted under the Company's Omnibus Compensation Plan as a result of the early termination of the applicable performance cycle during fiscal year 1994. The reasons for the early termination of the performance cycle are discussed in the "Compensation Committee Report on Executive Compensation" found on page 11 of this Proxy Statement. No named executive received a long-term incentive plan award or payout from the Company during the fiscal year 1993.

(7) The compensation reflected in this column for fiscal year 1994 is comprised of Company contributions to the Company's Retirement Savings Plan and supplemental Company contributions under the Supplemental Benefits Plan. Specifically, these amounts for fiscal year 1994 were $12,000 and $30,008 for Mr. Wise; $12,000 and $13,333 for Mr. Dell'Osso; $12,000 and $4,133 for
    Mr. Baish; $9,000 and $2,595 for Mr. Austin; and $9,000 and $2,000 for Mr. White, respectively.

(8) The fiscal year 1993 compensation reflected in this column for Mr. Wise includes (a) $64,369 which is comprised of Company contributions to the Company's Retirement Savings Plan, supplemental Company contributions under the Supplemental Benefits Plan and the above-market interest earned on deferred compensation, and (b) $688,312 attributable to the exercise of BR rights which were granted by BR to Mr. Wise in fiscal year 1992 for services rendered to the Company prior to the Company's separation from BR. The amount discussed in (b) above was paid by BR.

     The following table sets forth the number of stock options granted at fair market value to each of the named executives during the fiscal year 1994. In satisfaction of applicable SEC regulations, the table further sets forth the potential realizable value of such stock options in the year 2004 (the expiration date of the stock options) at arbitrarily assumed annualized rates of stock price appreciation of five and ten percent over the full ten-year term of the stock options. As the table indicates, the annualized stock price appreciation of five and ten percent will result in stock prices in the year 2004 of approximately $60.07 and $95.64, respectively. The amounts shown in the table as potential realizable values for all shareholders' stock (approximately $833 million and $2.1 billion) represent the corresponding increases in the market value of 35,937,789 outstanding shares of the Company's Common Stock held by all shareholders (other than the Company) as of December 31, 1994. No gain to the named executives is possible without an increase in stock price which will benefit all shareholders proportionately. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Company's Common Stock and overall stock market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

                             OPTION GRANTS IN 1994

                                                                                POTENTIAL REALIZABLE VALUE AT
                                                                                ASSUMED ANNUAL RATES OF STOCK
                                                                                PRICE APPRECIATION FOR OPTION
                                                                                             TERM
                                       INDIVIDUAL GRANTS(1)                     ------------------------------
                       -----------------------------------------------------
                       NUMBER OF     % OF TOTAL                                   IF STOCK         IF STOCK
                       SECURITIES     OPTIONS                                      PRICE            PRICE
                       UNDERLYING    GRANTED TO                                  AT $60.07        AT $95.64
                        OPTIONS      EMPLOYEES       EXERCISE      EXPIRATION     IN 2004          IN 2004
         NAME          GRANTED(#)     IN 1994      PRICE ($/SH)      DATE          5% ($)          10% ($)
         ----          ----------    ----------    ------------    ---------    ------------    --------------
ALL SHAREHOLDERS' STOCK
  APPRECIATION.........   N/A          N/A            N/A             N/A       $833,414,914    $2,112,037,022
William A. Wise........   83,000       12.67%        $36.8750       01/14/04    $  1,924,811    $    4,877,848
Luino Dell'Osso, Jr....   43,000        6.56%        $36.8750       01/14/04    $    997,191    $    2,527,078
Richard Owen Baish.....   16,400        2.50%        $36.8750       01/14/04    $    380,324    $      963,816
H. Brent Austin........   16,400        2.50%        $36.8750       01/14/04    $    380,324    $      963,816
Britton White, Jr......   16,400        2.50%        $36.8750       01/14/04    $    380,324    $      963,816

- ---------------

(1) The stock options were granted on January 14, 1994 at the fair market value on that date, and became exercisable on January 14, 1995. There were no SARs granted in 1994. Any unvested stock options become fully exercisable in the event of a "change in control" (see page 14 of this Proxy Statement for a description of the Company's Omnibus Compensation Plan and the term "change in control"). Under the terms of the Omnibus Compensation Plan, the Compensation Committee may, in its sole discretion and at any time, change the vesting of the stock options. Further, stock options are subject to forfeiture and/or time limitations in the event of a termination of employment. If the Company's stockholders approve the adoption of the 1995 Omnibus Compensation Plan (as hereinafter defined) at the Annual Meeting, the current Omnibus Compensation Plan will be terminated, except with respect to any outstanding grants.

N/A -- Not Applicable

     The following table sets forth information concerning each stock option (or tandem SAR) which was exercised during the fiscal year 1994 by each of the named executives and the fiscal year-end value of the unexercised stock options (and tandem SARs), provided on an aggregate basis.

                    AGGREGATED OPTION/SAR EXERCISES IN 1994
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                  OPTIONS/SARS            IN-THE-MONEY OPTIONS/SARS
                                                             AT FISCAL YEAR-END (#)      AT FISCAL YEAR-END ($) (2)
                       SHARES ACQUIRED        VALUE        ---------------------------   ---------------------------
            NAME       ON EXERCISE (#)   REALIZED ($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----       ---------------   ---------------   -----------   -------------   -----------   -------------
William A. Wise........           0         $       0        233,592        133,000       $1,781,083     $ 571,875
Luino Dell'Osso, Jr....      22,000         $ 432,682         93,212         59,667       $  608,612     $ 190,629
Richard Owen Baish.....           0         $       0         47,108         27,733       $  375,360     $ 129,621
H. Brent Austin........           0         $       0         75,422         16,400       $  704,077     $       0
Britton White, Jr......           0         $       0         26,334         27,733       $  129,633     $ 129,621

- ---------------

(1) The figures presented in this column have been calculated based upon the difference between the fair market value of each stock option/SAR on the date of exercise and its exercise price.

(2) The figures presented in this column have been calculated based upon the difference between the fair market value on December 31, 1994 of $30.4375 for each in-the-money stock option/SAR and its exercise price. Messrs. Wise and Dell'Osso have tandem SARs attached to some of their stock options. If their stock options are exercised, the tandem SARs expire and vice versa. The exercise of a tandem SAR would have the equivalent market value as the exercise of a stock option.

                                  PENSION PLAN

     Set forth below is a table describing the Company's Pension Plan in which the named executives, as well as other Company employees, may be entitled to participate. The following table lists current annual retirement benefits under the Pension Plan for the average annual earnings and years of credited service shown for a participant retiring at the normal retirement age of 65. Under the Pension Plan and applicable Internal Revenue Code (the "IRC") provisions, compensation in excess of $150,000 cannot be taken into account under the Pension Plan. Any excess benefits otherwise accruing under the Pension Plan are payable under the Company's Supplemental Benefits Plan.

     Estimated annual benefit levels under the Pension Plan, based on earnings and years of credited service at the normal retirement age, are as follows:

                               PENSION PLAN TABLE

                                                       YEARS OF CREDITED SERVICE AT NORMAL RETIREMENT
                                                                             AGE
 FINAL AVERAGE                                         -----------------------------------------------
PENSION EARNINGS                                          15           20           25           30
- ----------------                                       --------     --------     --------     --------
 $  100,000........................................... $ 22,485     $ 29,980     $ 37,475     $ 44,970
 $  300,000........................................... $ 70,485     $ 93,980     $117,475     $140,970
 $  500,000........................................... $118,485     $157,980     $197,475     $236,970
 $  700,000........................................... $166,485     $221,980     $277,475     $332,970
 $  900,000........................................... $214,485     $285,980     $357,475     $428,970
 $1,100,000........................................... $262,485     $349,980     $437,475     $524,970
 $1,300,000........................................... $310,485     $413,980     $517,475     $620,970

     Benefits which accrue under the Pension Plan are based upon the gross salary amount, including incentive bonuses, but excluding all commissions and other compensation or benefits of any kind. For the named executives, the amounts reflected in the Salary and Bonus columns of the "Summary Compensation Table" are, subject to the IRC limitation described above, considered to calculate Pension Plan benefits and supplemental pension payable under the Supplemental Benefits Plan, if any. The Pension Plan formula for retirement at age 65 is 1.1% of the highest five-year average earnings, plus .5% of the highest five-year average earnings in excess of one-third of the FICA taxable wage base in effect during the year of termination, times the number of years of credited service up to a maximum of 30 years. There is no deduction for Social Security amounts paid; however, an early retirement supplement equal to 1% of the highest five-year average earnings up to one-third of the FICA taxable wage base in effect in the year of termination, times the number of years of credited service up to a maximum of 30 years, is payable from retirement until age 62. Both the basic benefit and the early retirement supplement are reduced by 2% for each year the participant's actual retirement date precedes the date the participant would have attained age 65, or the date the participant could have retired after attaining age 60 with 30 years of credited service, if earlier. Years of credited service under the Pension Plan at age 65 for Messrs. Wise, Dell'Osso, Baish, Austin and White are 30, 30, 30, 30 and 25 (including 7 years of credited service pursuant to Mr. White's employment agreement, which is described on page 13 of this Proxy Statement), respectively.

                       CUMULATIVE TOTAL SHAREHOLDER VALUE

     The following graph shows the changes in the value of $100 invested since March 12, 1992 (the date on which the Company's Common Stock was initially offered to the public) for the Company's Common Stock and since February 29, 1992 (the month-end date closest to the March 12, 1992 initial public offering date of the Company's Common Stock) for the Standard & Poor's Natural Gas Index and the Standard & Poor's 500 Stock Index.

         COMPARISON OF QUARTERLY CUMULATIVE TOTAL VALUES IN 1992, 1993
            AND 1994 FOR THE COMPANY, THE S&P NATURAL GAS INDEX AND
                            THE S&P 500 STOCK INDEX

                             [PERFORMANCE GRAPH]

                             QUARTERLY CUMULATIVE TOTAL VALUES ($)
                 -------------------------------------------------------------
 QUARTER-END     THE COMPANY     S&P NATURAL GAS INDEX     S&P 500 STOCK INDEX
 -----------     -----------     ---------------------     -------------------
1992:
  March            $ 119.1              $ 101.4                  $  98.1
  June               129.0                112.9                     99.9
  September          153.6                128.2                    103.1
  December           167.6                122.6*                   108.3
1993:
  March            $ 202.2              $ 147.5*                 $ 113.0
  June               214.0                158.4*                   113.5
  September          217.5                165.7*                   116.5
  December           200.4                145.6*                   119.2
1994:
  March            $ 204.9              $ 141.3                  $ 114.7
  June               182.7                144.5                    115.1
  September          189.4                147.3                    120.8
  December           176.1                138.9                    120.7

- ---------------

* These numbers differ from those reported for such quarters in the Company's 1994 Proxy Statement due to a restatement of these numbers by Standard & Poor's Corporation. The restated numbers differ from the previously reported numbers by no more than $1.50.

     The quarter-end values of each investment are based on the share price appreciation and assumes cash dividend reinvestment. The calculations exclude any applicable brokerage commissions and taxes. Total shareholder return from each investment can be calculated from the quarter-end values given above.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company's executive officer compensation program is administered and reviewed by the Compensation Committee. For 1994, the Committee consisted of five independent, non-employee Directors of the Company. The Compensation Committee has neither interlocks nor insider participation.

POLICIES AND MISSION

     The Compensation Committee has determined that the compensation program of executive officers should not only be adequate to attract, motivate and retain competent executive personnel, but should also be directly and materially related to the short-term and long-term operating performance and objectives of the Company. To achieve these ends, executive compensation (including base salary, year-end bonus, restricted stock awards, stock option grants and other long-term incentive awards) is, to a significant extent, dependent upon the Company's financial performance and the return on its Common Stock. However, to ensure that the Company is strategically and competitively positioned for the future, the Compensation Committee also attributes significant weight to other factors in determining executive compensation, such as maintaining competitiveness, implementing capital improvements, expanding markets and achieving other long-range business and operating objectives.

     In order to determine appropriate levels of executive compensation, the Compensation Committee periodically conducts a thorough competitive evaluation, reviews proprietary and proxy information, and consults with and receives advice from an independent compensation consulting firm. The Compensation Committee also considers relevant industry and market changes when evaluating the Company's performance and each individual executive's performance. The independent consulting firm provides data and information that compares the Company with a peer group of companies. Such peer group consists of most of those companies included in the S&P Natural Gas Index (reflected in the Performance Graph found on page 10 of this Proxy Statement) and certain additional companies which the consulting firm and the Compensation Committee believe represent the Company's most direct competition for executive talent.

     A primary mission of the Compensation Committee is to ensure that each executive officer's compensation is directly related to the performance of the Company and its Common Stock and the performance of the individual executive officer. Toward that end, the Compensation Committee has established an executive compensation program with a strong performance-based orientation. In particular, the Compensation Committee has determined, in consultation with the independent consulting firm, that the long-term incentive awards for executive officers, including the CEO, should be targeted in the top one-half of the peer group, tied directly to the performance of the Company's Common Stock and should consist of approximately 50% in stock options and 50% in PSUs. With respect to cash compensation, the base salary of executive officers is targeted at or near the 50th percentile of the peer group (described above). Total cash compensation under the Company's current plans can reach approximately the 90th percentile of such peer group with year-end incentive bonuses ranging from 0% to 100% of base salary for the CEO and COO, and from 0% to 80% of base salary for the other executive officers. The Compensation Committee determines what percentage bonus will be awarded based upon both the Company's and the individual executive's performance vis-a-vis objectives established each year. Mr. Wise's employment agreement, as described on page 13 of this Proxy Statement, does not affect the amount of his compensation. Mr. Wise's compensation and benefits are determined under Company plans and programs in effect from time to time in accordance with the policies described above. None of the other named executives received compensation governed or affected by employment agreements.

     Section 162(m) of the IRC ("Section 162(m)") was enacted in 1993 and generally affects the Company's federal income tax deduction for compensation paid to the Company's CEO and four other highest paid executives. To the extent compensation is "performance-based" within the meaning of Section 162(m), the Section's limitations will not apply. Accordingly, the Board of Directors has adopted the Company's 1995 Omnibus Compensation Plan and the Company's 1995 Incentive Compensation Plan (as hereinafter defined). In addition to requiring and encouraging stock ownership by Company executives, these plans are designed to allow the Compensation Committee to provide appropriate compensation when certain performance goals have been achieved. The plans have been structured to qualify as performance-based compensation under Section 162(m). A summary of these plans can be found starting on page 15 of this Proxy Statement.

COMPANY PERFORMANCE AND CHIEF EXECUTIVE OFFICER COMPENSATION

     The Compensation Committee reviewed the Company's 1994 financial performance targets (consisting of income, earnings, return and cash flow objectives) and the Company's 1994 non-financial goals consisting of regulatory matters (primarily Federal Energy Regulatory Commission and other regulatory filings, approvals and settlements); marketing of natural gas, and gathering and transportation services; and operating matters (primarily initiation and completion of system expansion and maintenance projects, operating efficiencies and safety) and has determined that the Company's 1994 performance has met or exceeded each material objective. Accordingly, the Company was awarded the highest rating available. The Compensation Committee does not assign relative weights to each of the factors and criteria used in determining executive compensation. Moreover, publication of sensitive and proprietary quantifiable targets and other specific goals for the Company and CEO established and applied each year could adversely affect the Company.

     The Compensation Committee, in consultation with the independent consulting firm, applied the information and performance factors for 1994 to determine the appropriate compensation for the CEO. The Committee also recognized the significant leadership, planning and business execution role performed by the CEO in his new position of Chairman of the Board during the fiscal year 1994, and the CEO's role in building strong markets for the Company's natural gas transportation, gathering and other services and in maintaining efficient operations to remain competitive in the future. In addition, the CEO displayed exceptional foresight by directing certain of the Company's businesses into areas of potential financial growth and opportunity. Having reviewed the contribution that the CEO made to the Company's performance in 1994, the Compensation Committee believed that he continues to demonstrate the motivational, planning and leadership qualities that the executive compensation program was designed to foster and reward.

     In recognition of the CEO's overall performance and his responsibility for the Company's success during 1994, the Compensation Committee determined that he should receive the highest rating available, and awarded him the maximum incentive bonus available (100% of base salary). Based upon the Company's total shareholder return in comparison to the total shareholder return of other companies in the peer group and in anticipation of implementing the proposed 1995 Omnibus Compensation Plan (as described elsewhere in this Proxy Statement), the Compensation Committee terminated the current PSU cycle, vested 45% of the PSUs granted to the CEO in 1992, paid out all vested PSUs and canceled the remaining unvested PSUs. The Compensation Committee also determined that it was in the best interests of the Company to pay out the vested PSUs in 1994 in order to preserve the deduction on a higher portion of such compensation. The CEO's base salary was increased during 1994 to $550,000 in recognition of the new responsibilities he assumed when he was promoted to Chairman of the Board and is based upon a recommendation by the Company's independent executive consulting firm. In support of the Compensation Committee's long-term compensation mission to provide competitive compensation incentives to retain and motivate executive officers, the CEO was granted 83,000 stock options in January 1994. The number of options granted to the CEO and other executives was determined in accordance with the targets and formulas recommended by the Company's independent consulting firm, as described in more detail above.

COMPENSATION OF OTHER EXECUTIVE OFFICERS

     The Compensation Committee, in consultation with the independent consulting firm, applied the information and performance factors outlined above in reviewing and approving the compensation of the Company's other executive officers. This process resulted in a determination that, based upon individual performance and their contributions to overall Company performance during the fiscal year 1994, each executive officer should be awarded the maximum incentive bonus available (100% of base salary for the COO and 80% of base salary for the other executive officers). In addition, for the reasons explained above 45% of PSUs granted to executive officers in 1992 were vested and all vested PSUs were paid out. The remaining unvested PSUs were canceled. Stock options were granted in 1994 to certain executive officers to provide continuing incentives for future performance. The number of options granted to such executives was determined in accordance with the targets and formulas recommended by the Company's independent consulting firm, as described in more detail above.

           THE 1994 COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Byron Allumbaugh     Eugenio Garza Laguera     James F. Gibbons     Ben F. Love     Kenneth L. Smalley
    (Member)                (Member)               (Member)          (Chairman)          (Member)

              EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                         CHANGE IN CONTROL ARRANGEMENTS

     The Company entered into an employment agreement with Mr. Wise. The term of the agreement is three years from its initial effective date (July 31, 1992) and is automatically renewed at the end of every month (re-establishing a three-year term on the first of each month), unless either party notifies the other that it elects not to extend the term of the agreement. Mr. Wise's compensation and benefits are determined under Company plans and programs in effect from time to time. If Mr. Wise's employment is terminated involuntarily, without cause, or is voluntarily terminated by Mr. Wise for "good reason" (as defined in the Severance Plan, which is discussed below), Mr. Wise will receive his salary, bonus (equal to fifty percent of the maximum bonus opportunity in effect at the time of termination, but not less than fifty percent of annual salary) and benefits through the end of the term of the employment agreement. Unless termination follows a "change in control" (as defined in the Severance Plan), any continued salary, bonus or benefits (not including defined benefit pension plan payments) will be reduced by comparable compensation from subsequent employment. If Mr. Wise's employment is terminated because of death, involuntary termination for cause or is voluntarily terminated by Mr. Wise other than for "good reason," Mr. Wise's right to receive his salary shall terminate on the date of termination of his employment and his right to receive benefits will be determined according to the terms of the Company's applicable plans. Mr. Wise will also be entitled to pension benefits under the terms of the Company's Supplemental Benefits Plan, but based on one additional year of "age" and "service" credit for each year of the term. Upon termination of his employment, this benefit will be funded through a trust. If Mr. Wise's employment is terminated prior to the end of the term, other than as a result of either a "change in control" of the Company or his voluntary termination of the agreement for "good reason" pursuant to six months prior written notice to the Company of such termination, Mr. Wise will be subject to a noncompetition provision through the end of the term. Any compensation and benefits received by Mr. Wise under the Severance Plan will offset obligations of a similar nature under Mr. Wise's employment agreement. The Company entered into a letter agreement with Mr. Wise dated January 13, 1995, which provides that in the event of termination of Mr. Wise's employment due to death, retirement, permanent disability, any other involuntary termination without cause or any other voluntary termination for good reason, the restriction period for restricted stock held by Mr. Wise shall lapse and all restrictions thereon shall end, and unvested stock options shall become immediately exercisable, subject to applicable law, for a period of thirty-six months, unless such stock options expire sooner in accordance with their terms.

     The Company entered into a letter agreement with Mr. Dell'Osso dated October 22, 1990, which provides for the purchase of Mr. Dell'Osso's residence if his employment is terminated with the Company for any reason other than for cause. Pursuant to his letter agreement, Mr. Dell'Osso is also entitled to additional years of credited service with respect to pension benefits which are payable under the Company's Supplemental Benefits Plan if he remains employed with the Company until the specified age set forth in his letter agreement, or if his employment is terminated before he reaches the specified age for any reason other than for cause.

     The Company entered into a letter agreement with Mr. White dated February 22, 1991, which provides that Mr. White is entitled to additional years of credited service with respect to pension benefits which are payable under the Company's Supplemental Benefits Plan if he remains employed with the Company until the specified age set forth in his letter agreement.

     The Company has a Key Executive Severance Protection Plan (the "Severance Plan") which provides severance benefits following a Change in Control (as hereinafter defined) of the Company for all officers of the Company and its subsidiaries in an amount equal to three times annual salary, including maximum bonus amounts as specified in the plan. The Severance Plan also provides for the continuation of life and health insurance for a period of 18 months subsequent to a participant's termination of employment following a Change in Control of the Company, as well as a supplemental pension payable under the Company's Supplemental Benefits Plan calculated by adding three years of additional credited pension service and certain other benefits. Benefits are payable under the Severance Plan for any termination of employment within two years of the date of a Change in Control of the Company, except where termination is by reason of death, disability, for cause or instituted by the employee for other than "good reason." The Severance Plan provides that certain additional payments will be made to terminated participants following a Change in Control of the Company if the participant's payments are subjected to a specified adverse excise tax. The Severance Plan also provides that the Company will pay legal fees and expenses incurred by a participant to enforce rights or benefits under the plan.

     The Company currently has an Omnibus Compensation Plan which provides that stock options, SARs, limited stock appreciation rights ("LSARs"), PSUs and restricted stock may be granted to officers and key employees of the Company and its subsidiaries. The Plan Administrator (as defined in the plan) determines which employees are eligible to participate, the amount of any grant and the terms and conditions (not otherwise specified in the plan) of such grant. Pursuant to the terms of the plan, if a "change in control" of the Company occurs, all outstanding stock options become fully exercisable, SARs and LSARs become immediately exercisable, designated amounts of PSUs become fully vested and all restrictions placed on awards of restricted stock automatically lapse. Under the current Omnibus Compensation Plan, a "change in control" of the Company is deemed to occur if (a) any person or entity becomes the beneficial owner of 20% or more of the Company's outstanding voting securities, (b) any person or entity purchases the Company's Common Stock pursuant to a tender offer or exchange offer, other than a tender offer or exchange offer made by the Company, (c) the stockholders of the Company approve a merger or consolidation, a sale or disposition of all or substantially all of the Company's assets or a plan of liquidation or dissolution of the Company, or (d) there occurs an unapproved change in the constitution of the majority of the Board of Directors of the Company within a two-year period. If the Company's stockholders approve the adoption of the 1995 Omnibus Compensation Plan at the Annual Meeting, the current Omnibus Compensation Plan will be terminated, except with respect to any outstanding grants. For a discussion of the terms of the new plan, including the Change in Control provisions contained therein, see Proposal No. 3, which begins on page 15 of this Proxy Statement.

     Under the Company's current Incentive Compensation Plan, awards of cash or Common Stock may be granted to eligible officers of the Company and its subsidiaries. The amount of awards available and the performance goals upon which the awards are contingent are determined by the Compensation Committee for the CEO and certain other officers, and by the Management Committee (as defined in the plan) for all other officers. Pursuant to the terms of the plan, if a "change in control" of the Company occurs, the current year's maximum incentive award for each officer becomes fully payable within 30 days following such "change in control." For purposes of the plan, the term "change in control" has the same meaning given such term in the current Omnibus Compensation Plan. If the Company's stockholders approve the adoption of the 1995 Incentive Compensation Plan at the Annual Meeting, the current Incentive Compensation Plan will be terminated. For a discussion of the terms of the new plan, including the Change in Control provisions contained therein, see Proposal No. 4, which begins on page 22 of this Proxy Statement.

     The Company's Supplemental Benefits Plan provides benefits to officers and key employees of the Company and its subsidiaries. The benefits equal the amount that a participant failed to receive under the Company's Pension Plan because the Pension Plan does not consider deferred compensation for purposes of calculating benefits and is subject to IRS limitations on the amount of compensation to be considered when calculating benefits and on the amount of benefits that can be paid to a participant. The plan also provides an additional benefit equal to the amount of the Company's matching contribution to the Company's Retirement Savings Plan that cannot be made because of deferred compensation and IRS limitations. The plan may not be terminated so long as the Pension Plan and/or Retirement Savings Plan remain in effect. The Management Committee (as defined in the plan) designates who may participate and administers the plan. Benefits under the Company's Supplemental Benefits Plan are paid upon termination of employment in a lump-sum payment, in annuity or in periodic installments. In the event of a Change in Control, the supplemental pension benefits become fully vested and nonforfeitable.

     The Company's Deferred Compensation Plan allows eligible executives and key management employees of the Company and its subsidiaries to defer all or a portion of their base salaries and any other deferrals made in accordance with certain of the Company's compensation plans. The Management Committee (as defined in the plan) designates the executives and key management employees who may participate. Amounts deferred are payable upon termination of employment in a lump-sum payment or in periodic installments, except that the Management Committee may, in its discretion, accelerate payments. Any amounts deferred bear interest at a rate based on an index specified by the Management Committee.

     The Company has a Senior Executive Survivor Benefits Plan which provides certain senior executives of the Company and its subsidiaries, who are designated by the Management Committee (as defined in the plan), with survivor benefit coverage in lieu of the coverage provided generally for employees under the Company's group life insurance plan. The amount of benefits provided, on an after-tax basis, is two and one-half times the executive's annual salary. Benefits are payable in installments over 30 months beginning within 31 days after the executive's death, except that the Management Committee may, in its discretion, accelerate payments.

PROPOSAL NO. 2 -- RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND AS
                  INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors desires to obtain stockholder ratification of the resolution appointing Coopers & Lybrand L.L.P., State National Plaza, Suite 1600, El Paso, Texas 79901, as independent certified public accountants for the Company for the fiscal year 1995. Coopers & Lybrand has served continuously in such capacity for the Company since 1983.

     If the appointment is not ratified, the adverse vote will be considered as an indication to the Board of Directors that it should select other independent certified public accountants for the following fiscal year. Given the difficulty and expense of making any substitution of accountants after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year 1995 will be permitted to stand unless the Board of Directors finds other good reason for making a change.

     A representative from Coopers & Lybrand will attend the Annual Meeting to respond to appropriate questions raised during the Annual Meeting or submitted to Coopers & Lybrand in writing prior to the Annual Meeting, and to make a statement if he or she desires to do so.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR 1995.

PROPOSAL NO. 3 -- APPROVAL OF THE EL PASO NATURAL GAS COMPANY 1995 OMNIBUS
                  COMPENSATION PLAN

     Since January 15, 1992, the Company has had an Omnibus Compensation Plan pursuant to which the Company granted stock options, SARs, LSARs, shares of restricted stock and PSUs to eligible participants. Certain of the awards under the Omnibus Compensation Plan were granted to participants based on the attainment of individual and Company performance objectives. The performance criteria used included both objective and subjective measures. In 1993, the IRC was amended by the addition of Section 162(m), and regulations related thereto, to limit the tax deduction available to a company with respect to compensation paid to certain executive officers, unless the compensation qualifies as "performance-based" (as defined in Section 162(m)). Among the requirements for "performance-based" compensation are that the compensation be paid based solely on the attainment of objective performance measures established by a committee of outside directors, and that the plan providing for such compensation be approved by stockholders.

     The Board of Directors believes that in light of Section 162(m) it is desirable to restructure certain awards under the Company's Omnibus Compensation Plan so that the value of certain awards will be established based on objective criteria, and to submit the new plan for stockholder approval. It is intended that those awards shall qualify as "performance-based" compensation for purposes of Section 162(m), and thereby continue to be deductible by the Company without regard to the deduction limit otherwise imposed by Section 162(m). Accordingly, on January 13, 1995, the Board of Directors adopted the El Paso Natural Gas Company 1995 Omnibus Compensation Plan (the "1995 Omnibus Compensation Plan") and is herein seeking approval of such plan by the stockholders of the Company at the Annual Meeting.

     The 1995 Omnibus Compensation Plan will succeed the current Omnibus Compensation Plan. AN AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY AND ENTITLED TO VOTE ON THE PROPOSAL WILL CONSTITUTE APPROVAL.

     The following is a general summary of the 1995 Omnibus Compensation Plan and is qualified in its entirety by the full text thereof which is attached to this Proxy Statement as Exhibit A.

     PURPOSES. The purposes of the 1995 Omnibus Compensation Plan are to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract and retain officers and key management employees (defined for purposes of the plan as those employees who hold the position of department director) in the employ of the Company and its subsidiaries by furnishing suitable recognition of their ability and industry which contributed materially to the success of the Company and to align the interests and efforts of the Company's officers and key management employees to the long-term interests of the Company's stockholders.

     ADMINISTRATION. The plan will be administered by the Compensation Committee (the "Plan Administrator"). With respect to certain officers and Directors of the Company who are subject to the requirements of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (the "Section 16 Insiders"), the Plan Administrator will, at all times, be constituted to meet the "disinterested administration" requirements of Rule 16b-3 of the Exchange Act ("Rule 16b-3") and to meet the "outside directors" requirements of Section 162(m). Except as otherwise explicitly set forth in the plan, the Plan Administrator will be authorized to construe and interpret the plan, establish, amend and rescind rules and regulations relating to the plan, to select individuals eligible to participate in the plan, to grant awards and to take all other actions necessary or advisable for the administration of the plan.

     PARTICIPANTS. The Plan Administrator will designate the officers, including salaried officers who are members of the Board of Directors, and key management employees of the Company or any subsidiary of the Company who will be eligible to participate in the plan. Members of the Board of Directors who are not full-time salaried officers will not be eligible to participate in the plan. As of January 13, 1995, approximately 82 employees were eligible to participate in the plan.

     SHARES AND UNITS AVAILABLE FOR THE PLAN. Subject to adjustment as provided in the plan (e.g., in the event of a recapitalization, stock split, stock dividend, merger, reorganization or similar event), the maximum number of shares of Common Stock which may be allocated pursuant to awards under the plan is three million (3,000,000), which may be shares of original issuance, treasury shares or a combination thereof. The maximum number of shares of non-performance-based restricted stock which may be granted under the plan is limited to five hundred thousand (500,000). The maximum number of performance units ("Performance Units") which may be granted under the plan is limited to three hundred thousand (300,000) units. The maximum number of shares of Common Stock which may be granted to any eligible participant in any one year may not exceed: (a) five hundred thousand (500,000) in the case of options (and related SARs and LSARs) or in satisfaction of Performance Units and (b) five hundred thousand (500,000) in the case of shares of restricted stock (whether or not such restricted stock is performance-based restricted stock). With respect to Performance Units, the maximum number of units which may be granted to any eligible participant may not exceed seventy five thousand (75,000) Performance Units in any Performance Cycle (as hereinafter defined). The Plan Administrator shall determine the method of share counting under the plan.

     AWARDS. The plan authorizes the granting of stock options (both incentive stock options and non-qualified stock options), SARs, LSARs, Performance Units and restricted stock. The terms and features of these various forms of awards are set forth below and described more fully in the plan itself, the text of which is attached as Exhibit A hereto.

     Stock Options. Stock options may be granted to participants in such number, at such times and subject to such terms and conditions as the Plan Administrator may determine, except that (i) the option exercise price may not be less than 100% of the fair market value of the Common Stock on the date of grant, (ii) an option may not be exercised until the participant has completed at least one year of continuous employment with the Company or its subsidiaries after the date of grant (subject to the Plan Administrator's sole discretion to waive or modify such period at any time), and (iii) no option may be exercised more than ten years after the date of grant. Options granted under the plan may be either "incentive stock options" within the meaning of Section 422 of the IRC or options that are not intended to so qualify. With respect to each option granted under the plan, the Plan Administrator may determine and reflect in the option grant, the nature and extent of any restrictions to be imposed on the shares of Common Stock which may be purchased thereunder, including, but not limited to, restrictions on the transferability of shares acquired upon exercise.

     The Plan Administrator will determine the payment form for the option exercise price, which may include cash, Common Stock previously acquired by the participant and held for at least six months, or any combination of cash or Common Stock, having a fair market value on the exercise date equal to the relevant exercise price. At the time of grant, the Plan Administrator may also designate additional forms of payment that will be permitted, including the payment of all or a portion of the exercise price from the shares of Common Stock issuable to a participant upon such exercise. A participant will have no rights as a stockholder of the Company until the shares of Common Stock are issued to the participant. Options granted under the plan will be exercisable only by the participant and will not be transferable or assignable except by will or by applicable laws of descent and distribution. Any attempt to transfer or assign an option, or any right or privilege conferred thereby, will result in such affected option being immediately forfeited.

     A participant may exercise options only while he or she is an employee of the Company or its subsidiaries and before the expiration date of the option, or thirty-six months after the participant retires, becomes permanently disabled, resigns or is terminated under certain circumstances. If a participant is terminated for cause (as defined in the plan), any options held by such participant will expire upon such termination. Options will vest in accordance with the schedule established by the Plan Administrator at the time of grant and will not be exercisable until vested. All outstanding unvested options may become exercisable in full upon the occurrence of a Change in Control (as hereinafter defined) of the Company.

     SARs and LSARs. SARs and LSARs may be granted under the plan in tandem with stock options, either at the time the stock options are granted or any time thereafter during the term of the stock options. SARs and LSARs will cover the same number of shares of Common Stock covered by the related stock option (or such lesser number of shares of Common Stock as the Plan Administrator may determine), and will be subject to the same terms and conditions as the related stock options and such further terms and conditions as determined by the Plan Administrator. Each SAR and LSAR will entitle the holder of the related stock option to surrender the unexercised portion of the related stock option (and, in the case of a SAR, any portion thereof), and to receive from the Company in exchange therefor an amount equal to the difference between the exercise price per share specified for the stock option and the fair market value of one share of Common Stock on the date of exercise times the number of shares of Common Stock covered by the stock option (or, in the case of a SAR, any portion thereof) surrendered. At the discretion of the Plan Administrator, payments with respect to SARs may be made in Common Stock or in cash. Payments with respect to LSARs, however, may be made only in cash.

     No SAR can be exercised until the participant has completed six months of continuous employment with the Company or its subsidiaries following the date the SAR is granted. In the event of a Change in Control, however, such six-month requirement will be waived with respect to each participant who is employed by the Company at the time of the Change in Control but who, within the six-month period, voluntarily terminates employment for good reason (as defined in the plan) or is terminated by the Company at the time of the

Change in Control other than for cause. No participant who receives a grant of SARs will have any rights as a stockholder of the Company until shares of Common Stock, if any, are issued to the participant upon exercise of such SARs.

     LSARs are only exercisable in the event of a Change in Control. A participant's right to exercise an LSAR will be canceled if and to the extent the related stock option is exercised.

     Performance Units. The Plan Administrator may grant Performance Units representing the right to receive specified compensation upon the Company's attainment of performance objectives established by the Plan Administrator for a performance cycle (the "Performance Cycle"). Generally, Performance Units will be granted only at the beginning of a Performance Cycle, except in cases where prorated grants may be made in mid-cycle to a newly eligible participant or a participant whose job responsibilities have significantly changed during the Performance Cycle. Each grant of Performance Units will specify the number of Performance Units, the vesting schedule, the Company's targeted total shareholder return requirements for such cycle, and such other terms and conditions as the Plan Administrator may determine.

     The initial value of each Performance Unit will be $100. The adjusted value of the Performance Unit at the end of the Performance Cycle (or at the end of the second year of the Performance Cycle in the event of an interim payment) will be determined based upon the Company's relative total shareholder return for the applicable Performance Cycle compared to the total shareholder return for each other company in the performance peer group selected by the Plan Administrator for such cycle. The value of the Performance Unit at the end of the Performance Cycle will be based on the following schedule:

COMPANY'S PERFORMANCE
  RANKING POSITION
    AGAINST PEER                                    ADJUSTED VALUE
   GROUP COMPANIES                               OF A PERFORMANCE UNIT
- ---------------------                            ---------------------
   1st Quartile..................................         $ 150
   2nd Quartile..................................         $ 100
   3rd Quartile..................................         $  50
   4th Quartile..................................         $   0

     For example, if the Company's total shareholder return is equal to or greater than 75% of the total shareholder return for the peer group companies, the Company will be in the 1st quartile and the adjusted value would be $150.

     Upon the expiration of each Performance Cycle, all uncanceled Performance Units granted with respect to such Performance Cycle will vest and the benefits, if any, with respect to such Performance Cycle will become payable. If the Plan Administrator determines at the time of grant that an interim payment will be permitted, an interim payment of up to 50% of the adjusted value of vested Performance Units may be made to participants then employed at the end of the second year of the Performance Cycle; provided, however, that the Company's performance ranking position is in the 1st or 2nd quartile.

     The benefit which a participant will be entitled to receive from the Company at the end of a Performance Cycle will equal the product of the adjusted value of such Performance Units at the end of the applicable Performance Cycle times the number of vested Performance Units which a participant holds less the amount of any interim payment made with respect to such Performance Units. In no event will such amount be less than zero. No benefits will be paid under the plan unless the Plan Administrator has certified the Company's performance ranking position for such Performance Cycle in writing prior to the payment of the benefit. No benefits will be paid to participants if the Company's performance ranking is in the 4th quartile.

     In the absence of a Change in Control or an election by a participant to defer payment of cash benefits, benefit payments with respect to Performance Units will be paid as follows: (i) 50% in cash and 50% in Common Stock to participants employed by the Company holding the positions of Chairman of the Board, President or CEO (or equivalent positions in the case of Company subsidiary executives), and (ii) 75% in cash and 25% in Common Stock to participants employed by the Company holding the position of Vice Chairman of the Board, COO, Executive Vice President or Senior Vice President (or equivalent positions in the case of Company subsidiary executives). Participants (or their beneficiaries in the case of their deaths) who have retired, died, became permanently disabled or who have terminated their employment prior to the end of the Performance Cycle shall not be entitled to receive payment for any Performance Units which were not vested as of the time such participants ceased active employment with the Company or its subsidiaries. Vested units held by such participants (or their beneficiaries in the case of their deaths) will be paid in accordance with the plan. Cash benefits may, at the election of the participant, be deferred according to the terms of the Company's Deferred Compensation Plan. Any amounts (deferred or otherwise) to be paid to participants pursuant to the plan are unfunded obligations of the Company. The Company will not be required to segregate any monies from its general account, to create any trusts or to make any special deposits with respect to such obligations.

     In the event of a Change in Control, the then current Performance Cycle will immediately end and all vested Performance Units will be paid to participants within ten days following the Change in Control. Such payment will be made in the form of a lump-sum cash payment based on a value of $150 per Performance Unit. Any amount due as a result of a Change in Control of the Company will be reduced by the amount of any interim benefit payment made by the Company to the participant. In addition, in the event of a Change in Control, all unvested Performance Units shall become fully vested on a pro rata basis measured in the nearest whole year between the date of grant and the date of the Change in Control. If a participant's employment is terminated within two years following a Change in Control, but subsequent thereto, for any reason other than for certain reasons specified in the plan, all unvested Performance Units shall become fully vested on a pro rata basis measured in the nearest whole year between the date of the Change in Control and the participant's termination.

     Restricted Stock. Restricted stock, including performance-based restricted stock, may be granted under the plan in such number and at such times during the term of the plan as the Plan Administrator may determine. Each participant who receives a grant of restricted stock under the plan will have all the rights of a stockholder with respect to such shares (subject to certain restrictions on transferability), including the right to vote such shares and receive dividends and other distributions following issuance of a certificate or certificates for such shares.

     Restricted stock issued under the plan may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the participant, except in the event of death or permanent disability, during a period of years determined by the Plan Administrator. Such restriction may never be for a period of less than one year. Except as provided below, if a participant terminates employment with the Company for any reason before the expiration of the applicable restrictive period, or attempts to sell, exchange, transfer, pledge or otherwise dispose of the restricted stock in violation of the terms of the plan, such shares of restricted stock will be forfeited by the participant to the Company.

     Performance-based restricted stock may not be granted or vested, as applicable, unless the Plan Administrator has determined the performance goals applicable to the particular performance period relating to such shares, and the Plan Administrator has certified in writing that the Performance Goals for such Performance Period have been attained.

     The restrictive period for any participant's restricted stock will be deemed to end and all restrictions on such shares will lapse upon the participant's death, permanent disability or any termination of employment determined by the Plan Administrator to end the restrictive period. In addition, in the event of a Change in Control the restrictive period for any participant shall be deemed to end and all restrictions on shares of restricted stock will terminate immediately.

     CHANGE IN CONTROL. Under the plan, a Change in Control will be deemed to have occurred (i) if any person (as defined in Rule 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner (as defined in Section 13d-3 of the Exchange Act) directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, (ii) upon the first purchase of Common Stock pursuant to a tender offer or exchange offer (other than a tender offer or exchange offer made by the Company), (iii) upon the approval by the Company's stockholders of a merger or consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of dissolution of the Company, or (iv) if during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     Notwithstanding the foregoing, the plan provides that a Change in Control will not be deemed to have occurred if the Company either merges or consolidates with or into another company or sells or disposes of all or substantially all of its assets to another company, if such merger, consolidation, sale or disposition is in connection with a corporate restructuring wherein the stockholders of the Company immediately before such merger, consolidation, sale or disposition own, directly or indirectly, immediately following such merger, consolidation, sale or disposition, at least 80% of the combined voting power of all outstanding classes of securities of the company resulting from such merger or consolidation, or to which the Company sells or disposes of its assets, in substantially the same proportion as their ownership in the Company immediately before such merger, consolidation, sale or disposition.

     TERMINATION AND AMENDMENT. Subject to certain plan provisions, the Plan Administrator may from time to time amend the plan as it may deem proper and in the best interest of the Company without any further approval of the stockholders of the Company, provided, however, that no change in any option, SAR, LSAR, restricted stock or Performance Unit previously granted, which would impair the right of the participant to acquire or retain Common Stock or cash that the participant may have acquired as a result of the plan, may be made without the consent of the participant. Notwithstanding the foregoing, the Plan Administrator and the Board of Directors may not, to the extent required for compliance with applicable law and regulation including Rule 16b-3 and Section 162(m), amend the plan without the approval of the stockholders of the Company to: (i) materially increase the number of shares, rights or units that may be issued under the plan to Section 16 Insiders, (ii) with respect to incentive stock options and any related SARs and LSARs, change the description of the participants or class of participants eligible for participation in the plan, or, with respect to all other grants under the plan, materially modify the requirements as to eligibility for participation in the plan to add a class of
Section 16 Insiders, and (iii) otherwise materially increase the benefits accruing to the participants under the plan. The plan will terminate ten years after the date of stockholder approval.

     FEDERAL INCOME TAX CONSEQUENCES. The following discussion briefly summarizes the material federal income tax consequences of participation in the plan. This discussion is general in nature and does not address issues related to the tax circumstances of any particular participant. The discussion is based on federal income tax laws currently in effect and is, therefore, subject to possible future changes in the law. This discussion does not address state, local or foreign tax consequences.

     The grant of a stock option, SAR or LSAR will have no tax consequences for the participant or the Company. The participant will have no taxable income upon exercising an incentive stock option (except that an alternative minimum tax may apply), and the Company will not receive a deduction when an incentive stock option is exercised. If the participant does not dispose of the shares of Common Stock acquired on exercise of an incentive stock option within the two-year period beginning on the day after the grant of the incentive stock option or within one year after the exercise, the gain or loss on a subsequent sale will be a capital gain or loss to the participant. The Company would not be entitled to any deduction in such event. If the participant disposes of the shares within the two-year or one-year periods described above, the participant generally will realize ordinary income and the Company will be entitled to a corresponding deduction. Upon exercising a SAR, LSAR or stock option (other than an incentive stock option), the participant must recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the exercise date. The Company is entitled to a deduction for the same amount.

     Because an LSAR is exercisable only upon the occurrence of a Change in Control of the Company, exercise by a participant could result in the imposition of an additional 20% excise tax on, and denial of a deduction to the Company for, all or a portion of the total payments made to the participant upon the Change in Control. Similarly, accelerated vesting resulting from a Change in Control in the case of any other awards under the plan could trigger the 20% excise tax and the loss of the deduction. The amount of the excise tax will depend on the amount of the payments subject to the Change in Control provisions and the other circumstances of the participant.

     Awards granted under the plan that are settled in cash or shares of Common Stock are taxable as ordinary income when received. Awards of restricted stock granted under the plan are taxable as ordinary income, as of the earlier of the date that the shares become transferable or are not subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on such date, unless the participant makes an election under Section 83(b) of the IRC. If a Section 83(b) election is made, the participant must include in income the value of the shares as of the date of grant. The Company will receive a deduction for the amount recognized as income by the participant, subject to the provisions of Section 162(m).

     BENEFITS UNDER THE PLAN. In January 1995, the Plan Administrator granted awards of options and Performance Units to certain participants in the plan. The following table sets forth the awards made to (i) each of the named executives,
(ii) all current executives as a group, (iii) all current Directors who are not executive officers, as a group, and (iv) all employees, including all current officers who are not executive officers, as a group. Such grants are subject to stockholder approval of the plan at the Annual Meeting. The Compensation Committee has determined that the overall compensation structure submitted to stockholders is important as a whole. If stockholders do not approve one or more pieces of the structure, the Compensation Committee intends to design other compensation programs to achieve an appropriate aggregate compensation structure.

                         1995 OMNIBUS COMPENSATION PLAN

                                                        STOCK OPTION AWARDS(1)
                                                         NUMBER OF SECURITIES            NUMBER OF
                  NAME AND POSITION                       UNDERLYING OPTIONS         PERFORMANCE UNITS
- ------------------------------------------------------  ----------------------       -----------------
William A. Wise.......................................           62,000                    29,600
  Chairman, President and CEO
Luino Dell'Osso, Jr.(2)...............................                0                         0
  Vice Chairman and COO
Richard Owen Baish....................................           15,000                     7,100
  Executive Vice President
H. Brent Austin.......................................           15,000                     7,100
  Senior Vice President and Chief Financial Officer
Britton White, Jr.....................................           15,000                     7,100
  Senior Vice President and General Counsel
Executive Officer Group...............................          167,000                    79,300
Non-Executive Officer Director Group..................                0                         0
Non-Executive Officer Employee Group..................          255,000                         0

- ---------------

(1) The number of stock options reflected in this column include 3,000 incentive stock options ("ISOs") for each of the named executives, other than for Mr. Dell'Osso, 24,000 ISOs for the Executive Officer Group, and 19,500 ISOs for the Non-Executive Officer Employee Group.

(2) No grant was made to Mr. Dell'Osso because of his expressed desire to retire before the end of 1995.

     RECOMMENDATION. The Board of Directors believes that approval of the 1995 Omnibus Compensation Plan is in the best interests of the Company and its stockholders because the plan will enable the Company to attract and retain officers and key management employees and provide these employees with competitive incentives, which also align their interests with those of the Company stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 1995 OMNIBUS COMPENSATION PLAN.

PROPOSAL NO. 4 -- APPROVAL OF THE EL PASO NATURAL GAS COMPANY 1995 INCENTIVE
                  COMPENSATION PLAN

     Since January 15, 1992, the Company has had an incentive compensation plan pursuant to which annual bonuses were paid to executive officers based on the performance of the individual and the Company and its subsidiaries. The performance criteria used have included both objective and subjective measures. In 1993, the IRC was amended by the addition of Section 162(m), which limits the tax deduction available to a company with respect to compensation paid to certain executive officers, unless the compensation qualifies as "performance based."

     The Board of Directors believes that in light of Section 162(m), it is desirable to restructure the Company's incentive compensation program to provide for objective performance goals, and to submit the plan for stockholder approval. This would enable the executive's annual incentive award to qualify as "performance-based" compensation for purposes of Section 162(m), and thereby continue to be deductible by the Company without regard to the deduction limit otherwise imposed by such Section. The plan also requires that the executive receive at least a part of any award in Company restricted stock. Accordingly, on January 13, 1995, the Board of Directors adopted the El Paso Natural Gas Company 1995 Incentive Compensation Plan (the "1995 Incentive Compensation Plan") and is herein seeking approval of such plan by the stockholders of the Company at the Annual Meeting.

     The 1995 Incentive Compensation Plan will succeed the current Incentive Compensation Plan. AN AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY AND ENTITLED TO VOTE ON THE PROPOSAL WILL CONSTITUTE APPROVAL.

     The following is a general summary of the 1995 Incentive Compensation Plan and is qualified in its entirety by the full text thereof which is attached to this Proxy Statement as Exhibit B.

     PURPOSES. The purposes of the 1995 Incentive Compensation Plan are to encourage outstanding performance by the executives of the Company and its subsidiaries, to attract and retain exceptional executives and to provide a direct incentive to the executives to achieve the Company's strategic and financial goals.

     ADMINISTRATION. With respect to participants who are Section 16 Insiders, the plan will be administered by the Compensation Committee (the "Plan Administrator") which Committee will, at all times, be constituted to meet the "disinterested administration" requirements of Rule 16b-3 and the "outside directors" requirements of Section 162(m). With respect to all other participants, the plan will be administered by a management committee (the "Management Committee") consisting of the CEO and such other senior officers of the Company as the CEO may designate.

     SHARES AVAILABLE FOR THE PLAN. Subject to adjustment as provided in the plan (e.g., in the event of a recapitalization, stock split, stock dividend, merger, reorganization or similar event), the maximum number of shares of Common Stock which may be awarded under the plan is one million two hundred fifty thousand (1,250,000), which may be shares of original issuance, treasury shares or a combination thereof. Shares of Common Stock subject to the restrictions of the plan and such other restrictions as the Plan Administrator may deem appropriate are referred to herein as restricted stock.

     PARTICIPANTS. The Plan Administrator will designate Section 16 Insiders, and the Management Committee will designate all other executives who are eligible to receive awards under the plan. Participants, in general, will be limited to those executives employed by the Company holding the positions of Chairman of the Board, President, CEO, Vice Chairman of the Board, if any, COO, any Executive Vice President, any Senior Vice President and any Vice President (or equivalent positions in the case of Company subsidiary executives). As of January 13, 1995, approximately 22 employees were eligible to participate in the plan.

     TERMS AND CONDITIONS OF AWARDS. The Plan Administrator will determine prior to the beginning of a particular performance period (the "Performance Period") or at such other time allowed by the IRC, the participants who will be eligible to receive an award for such Performance Period, the performance goals applicable to the Performance Period (the "Performance Goals") and the maximum amount payable to each participant if the Performance Goals for such Performance Period are attained. The Plan Administrator will set the target level of performance required for each Performance Goal selected for a particular Performance Period and may specify that a percentage less than 100% of an award may be payable if a designated level of performance of a Performance Goal is attained that is less than the established target level for such Performance Goal. The maximum award which will be payable under the plan to any participant for any Performance Period is two million dollars ($2,000,000) whether in cash, restricted stock or a combination thereof. Performance Goals may be based on one or more of the following criteria: operating income, pre-tax profit, earnings per share, cash flow, return on capital, return on equity, return on net assets, net income, debt reduction, safety, return on investment, total stockholder return or revenues. The foregoing terms shall have the same meaning as used in the Company's financial statements, in the generally accepted accounting principles or in the industry, as applicable.

     Within 30 days after the Company's financial information is available for a particular Performance Period, the Plan Administrator or the Management Committee, in the case of participants other than Section 16 Insiders, will calculate the extent to which the Performance Goals have been attained and the amount of the award for each participant. No awards under the plan may be made by the Plan Administrator or the Management Committee, in the case of participants other than Section 16 Insiders, unless the Plan Administrator has certified in writing prior to payment of the award that the Performance Goals for such Performance Period have been attained. No awards will be payable under the plan if the threshold level of performance set for the Performance Goals for the applicable Performance Period have not been attained. The Plan Administrator or the Management Committee, as the case may be, will have the sole and absolute discretion to reduce the amount of any award otherwise payable to a participant upon attainment of any Performance Goal established for a Performance Period. No participant will be entitled to receive an award under the plan unless his or her performance is satisfactory.

     Generally, awards under the plan will be paid not later than the end of the month following the month in which the Plan Administrator determines the amount of the award and will be paid as follows: (i) 50% in cash and 50% in restricted stock to any participant employed by the Company holding the position of Chairman of the Board, President, CEO, Vice Chairman of the Board, COO, Executive Vice President or Senior Vice President (or equivalent positions in the case of Company subsidiary executives), and (ii) 75% in cash and 25% in restricted stock to participants employed by the Company holding the position of Vice President (or equivalent position in the case of Company subsidiary executives). Because participants will bear the forfeiture, price fluctuation and other attendant risks during the period in which the restricted stock remains restricted, the participants will also be awarded an additional amount of restricted stock equal to the amount of restricted stock which they receive pursuant to the award.

     In lieu of receiving all or any portion of any cash award under the plan, participants will be entitled to elect to receive additional shares of restricted stock with a value equal to the portion of the cash award foregone. Any participant who makes such an election will, on account of the attendant risks, as described above, receive further shares of restricted stock in an amount equal to the shares a participant elected to receive, as described above. Cash awards under the plan may, at the election of the participant, be deferred according to the terms of the Company's Deferred Compensation Plan. Any amounts (deferred or otherwise) to be paid to participants pursuant to the plan are unfunded obligations of the Company. The Company will not be required to segregate any monies from its general account, to create any trusts or to make any special deposits with respect to such obligations.

     CHANGE IN CONTROL. In the event of a Change in Control of the Company, all awards attributable to the Performance Period in which a Change in Control occurs will become fully vested and distributable in cash within 30 days after the date of the Change in Control in an amount equal to 100% of Annual Salary (as hereinafter defined) for participants who are employees of the Company holding the positions of Chairman of the Board, President, CEO, Vice Chairman of the Board or COO (or equivalent positions in the case of Company subsidiary executives); 80% of Annual Salary for any participant employed by the Company holding the positions of Executive Vice President or Senior Vice President (or equivalent positions in the case of Company subsidiary executives); and 60% of Annual Salary for any participant employed by the Company holding the position of Vice President (or equivalent position in the case of Company subsidiary executives).

For the purposes of the plan, the term "Annual Salary" means a participant's annual base salary in effect on the date of a Change in Control.

     In the event that the Change in Control is deemed to occur after the end of a Performance Period but before the Plan Administrator has calculated whether the applicable Performance Goals have been achieved and has set each participant's award amount for such Performance Period, then the participant will be entitled to receive in cash, within 30 days after the date of the Change in Control, the amounts set forth in the preceding paragraph. Any such amounts payable under the plan are in addition to any amounts which participants may be entitled to for the Performance Period in which the Change in Control is deemed to occur.

     For purposes of the plan, Change in Control has the same meaning given such term in the 1995 Omnibus Compensation Plan. For a description of the events which constitute a Change in Control under this plan, see the discussion of "Change in Control" on page 19 of this Proxy Statement.

     RESTRICTED STOCK. Each share of restricted stock issued under the plan will be subject to the restrictions summarized below and to any additional restrictions which may be imposed on such shares by the Plan Administrator. Each participant who receives a grant of restricted stock will have all the rights of a stockholder with respect to such shares (subject to certain restrictions on transferability), including the right to vote the shares and receive dividends and other distributions.

     Restricted stock issued under the plan may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the participant, except as provided below, during a period of years determined by the Plan Administrator (but not less than one year). Except as provided below, if a participant terminates employment with the Company for any reason before the expiration of the applicable restrictive period or attempts to sell, exchange, transfer, pledge or otherwise dispose of restricted stock in violation of terms of the plan, all such shares will be forfeited by a participant to the Company.

     The restriction period for any participant will be deemed to end and all restrictions on shares of restricted stock awarded under the plan (except for restricted stock granted as additional restricted stock in connection with either an original award or in connection with an election by a participant to forgo all or a portion of the cash portion of an award for restricted stock) shall lapse upon a participant's death, retirement, permanent disability or other involuntary termination without cause. The restrictive period for restricted stock awarded as additional restricted stock under the circumstances mentioned above will lapse on a pro rata basis measured in years between the amount of time which has elapsed between the date of the award and the participant's death, retirement, permanent disability or any other involuntary termination without cause and the restriction period for such shares. All restricted stock for which the restrictive period has not lapsed will be forfeited to the Company. Notwithstanding the foregoing, the plan provides that the Plan Administrator or the Management Committee, in the case of participants who are Section 16 Insiders, may determine that any restrictive period should not lapse or that the restrictive period on additional shares of restricted stock should lapse. In the event of a Change in Control, the restrictive period for all outstanding shares of restricted stock for any participant will be deemed to end and all restrictions on such shares of restricted stock will immediately lapse.

     TERMINATION AND AMENDMENT. The Board of Directors and the Plan Administrator may from time to time amend, suspend or terminate the plan, in whole or in part, and if the plan is suspended or terminated, the Plan Administrator may reinstate any or all of its provisions. The Management Committee may amend the plan provided that it may not suspend or terminate the plan, substantially increase the administrative cost of the plan or increase the obligations of the Company, or expand the classification of employees who are eligible to participate in the plan. No amendment, suspension or termination may impair the right of a participant or his or her designated beneficiary to receive the deferred compensation benefit accrued prior to the effective date of such amendment, suspension or termination. Notwithstanding the foregoing, the Board of Directors, the Plan Administrator and the Management Committee may not amend the plan without the approval of the stockholders of the Company to: (i) materially increase the number of shares of Common Stock that may be issued under the plan, (ii) materially modify the requirements as to eligibility for participation in the plan, (iii) change the Performance Goals, or (iv) otherwise materially increase the benefits accruing to the participants under the plan. The plan will terminate ten years after the date of stockholder approval.

     BENEFITS UNDER THE PLAN. In January 1995, the Plan Administrator granted awards under the plan with respect to the 1995 Performance Period to certain participants in the plan. The following table sets forth the ranges of bonus awards awarded under the plan for (i) each of the named executives, (ii) all current executives as a group, (iii) all current Directors who are not executive officers, as a group, and (iv) all employees, including all current officers who are not executive officers, as a group. Such awards are subject to stockholder approval of the plan at the Annual Meeting. The Compensation Committee has determined that the overall compensation structure submitted to stockholders is important as a whole. If stockholders do not approve one or more pieces of the structure, the Compensation Committee intends to design other compensation programs to achieve an appropriate aggregate compensation structure.

                        1995 INCENTIVE COMPENSATION PLAN

                                                                                  RANGES OF
                                                                                   $ VALUE
                                                                                 ------------
William A. Wise................................................................  0 - 550,000
  Chairman, President and CEO
Luino Dell'Osso, Jr.(1)........................................................       0
  Vice Chairman and COO
Richard Owen Baish.............................................................  0 - 180,000
  Executive Vice President
H. Brent Austin................................................................  0 - 168,000
  Senior Vice President and
  Chief Financial Officer
Britton White, Jr..............................................................  0 - 160,000
  Senior Vice President and
  General Counsel
Executive Officer Group........................................................  0 - 1,638,000
Non-Executive Officer Director Group...........................................       0
Non-Executive Officer Employee Group...........................................  0 - 1,100,700

- ---------------

(1) No grant was made to Mr. Dell'Osso because of his expressed desire to retire before the end of 1995.

     RECOMMENDATION. The Board of Directors believes that approval of the 1995 Incentive Compensation Plan is in the best interests of the Company and its stockholders because the plan will enable the Company to attract and retain exceptional executives and provide these executives with competitive incentives, which also align their interests with those of the Company stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 1995 INCENTIVE COMPENSATION PLAN.

PROPOSAL NO. 5 -- APPROVAL OF THE EL PASO NATURAL GAS COMPANY 1995 COMPENSATION
                  PLAN FOR NON-EMPLOYEE DIRECTORS

     Since January 15, 1992, the Company has had a Compensation Plan for Non-Employee Directors pursuant to which non-employee Directors of the Company were paid their annual retainer and meeting fees, if any, in the form of cash, either current or deferred. The Board of Directors believes that it is desirable to expand the current plan to permit non-employee Directors to also defer receipt of annual retainer and meeting fees in the form of deferred shares of Common Stock. Accordingly, on January 13, 1995, the Board of Directors adopted the El Paso Natural Gas Company 1995 Compensation Plan for Non-Employee Directors (the "1995 Compensation Plan for Non-Employee Directors").

     The 1995 Compensation Plan for Non-Employee Directors will succeed the current plan if it is adopted by the Company's stockholders at the Annual Meeting. AN AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY AND ENTITLED TO VOTE ON THAT PROPOSAL IS REQUIRED FOR ITS ADOPTION.

     The following is a general summary of the 1995 Compensation Plan for Non-Employee Directors and is qualified in its entirety by the full text thereof which is attached to this Proxy Statement as Exhibit C.

     PURPOSE. The purpose of the 1995 Compensation Plan for Non-Employee Directors is to provide a compensation program for the non-employee Directors of the Company that will attract and retain highly qualified individuals to serve as members of the Company's Board of Directors.

     ADMINISTRATION. Subject to terms of the plan, the plan will be administered by the Management Committee. The Management Committee will interpret the plan, will prescribe, amend and rescind rules relating to the plan as it deems proper and in the best interests of the Company, and will take any other action necessary for the administration of the plan.

     PARTICIPANTS. Each non-employee Director of the Company will be eligible to participate in the plan immediately upon his or her election to the Board of Directors. As of January 13, 1995, the effective date of the plan, there were 5 Directors eligible to participate.

     SHARES AVAILABLE FOR THE PLAN. Subject to adjustment as provided in the plan (e.g., in the event of a recapitalization, stock split, stock dividend, merger, reorganization or similar event), the maximum number of shares of Common Stock which may be awarded under the plan is one hundred fifty thousand (150,000), which may be shares of original issuance, treasury shares or a combination thereof.

     COMPENSATION. The Board of Directors will establish, by resolution or otherwise, from time to time, the amount of each participant's compensation. Such compensation will be paid, unless deferred by the participant in accordance with the terms of the plan, in four equal quarterly installments with each installment being made on or about the last day of the applicable Plan Quarter (as defined in the plan), unless otherwise determined by the Management Committee.

     Upon election to the Board of Directors and at the time of or prior to each annual stockholders' meeting thereafter, or at such other time as may be required by Section 16 of the Exchange Act, a participant will be entitled to elect to receive his or her compensation in the form of cash, deferred cash, deferred Common Stock or a combination thereof. If no election is received by the Company with respect to any Plan Year (as defined in the plan), the participant will be deemed to have made an election to receive such compensation in the form of undeferred cash.

     If a participant elects to have all or a specified percentage of his or her compensation for a given year deferred in cash or Common Stock, such cash or Common Stock, as the case may be, will be credited to a deferred account until the participant ceases to be a Director of the Company. If a participant elects to defer in cash, the participant's deferred account will be credited with an amount equal to the amount deferred. If a participant elects to defer compensation in the form of deferred Common Stock, the participant's account will be credited with an amount equal to the amount deferred plus a 10% conversion premium (increasing automatically to a maximum of 50% if and when such amount is permitted under the rules and regulations promulgated under
Section 16(b) of the Exchange Act) for the purpose of determining the number of shares of Common Stock which will be credited to his or her account (the "Common Stock Deferral"). The actual number of shares of Common Stock which will be credited to the participant's deferred account will equal the Common Stock Deferral divided by the fair market value of the Company's Common Stock on the applicable Payment Date (as defined in the plan), or such later date as may be required by Section 16(b) of the Exchange Act.

     With respect to shares of Common Stock credited to a participant's deferred account, the participant will have the right to vote the shares and receive dividends and other distributions thereon. Any such dividends and distributions will be promptly reinvested in additional shares of Common Stock.

     Payment of compensation deferred by a participant will be generally made by the Company in the month following the date on which the participant ceased to be a Director. In the case of compensation deferred in Common Stock, however, such payment may be delayed until such later date as may be necessary to comply with Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder. The amount which will be paid and/or distributed to a participant (or the participant's beneficiary in the case of the participant's death) will equal the amount credited to the participant's deferred account in the form of cash, plus interest thereon to the date of payment, plus a number of shares of Common Stock equal to the number of whole shares held in such account. No fractional shares of Common Stock will be distributed. The value of any fractional shares of Common Stock will be paid in a lump-sum cash payment. Deferred cash will be payable to the participant, subject to the approval of the Management Committee, in either a lump-sum cash payment or in periodic installments over a period of years to be determined at the time the deferral election is made.

     The plan provides that the Management Committee, in its discretion, may accelerate the payment of any unpaid balance of a participant's deferred account in the event of the participant's death or permanent disability, or upon its determination that the participant (or his or her beneficiary in the case of the participant's death) has incurred a severe financial hardship. In making its determination, the Management Committee will be entitled to consider such factors and require such information as it deems appropriate.

     CHANGE IN CONTROL. In the event of a Change in Control of the Company, all cash and Common Stock Deferrals will be paid and/or distributed, as the case may be, to a participant (or to his or her beneficiary in the case of the participant's death) within 30 days after the date of the Change in Control, or at such other time as may be required to comply with Rule 16b-3 of the Exchange Act.

     For purposes of the plan, Change in Control has the same meaning given such term in the 1995 Omnibus Compensation Plan. For a description of the events which will constitute a Change in Control under this plan, see the discussion of "Change in Control" on page 19 of this Proxy Statement.

     UNFUNDED OBLIGATION; DISCRETIONARY INVESTMENT BY THE COMPANY. Amounts deferred by participants under the plan are unfunded obligations of the Company. The Company will not be required to segregate any monies from its general funds, to create any trusts or to make any special deposits with respect to such obligations. All amounts deferred by participants may be invested by the Company at the direction of the Management Committee. The Management Committee may also, in its sole discretion, determine that all or a portion of deferred amounts will be paid into one or more grantor trusts to be established by the Company, and may designate an investment advisor to direct investments and reinvestments of such deferrals.

     TERMINATION AND AMENDMENT. The Board of Directors may from time to time amend, suspend or terminate the plan, in whole or in part, and if the plan is suspended or terminated, the Board of Directors may reinstate any or all of its provisions. No amendment, suspension or termination may impair the right of a participant or the participant's designated beneficiary to receive benefits accrued prior to the effective date of such amendment, suspension or termination. The Management Committee may amend the plan, without Board approval, provided that the Management Committee may not effect a change that would materially increase the cost of the plan to the Company. Notwithstanding the foregoing, the Board of Directors and the Management Committee may not amend the plan without stockholder approval to: (i) materially increase the number of shares of Common Stock that may be issued under the plan, (ii) materially modify the conditions of eligibility to participate in the plan, or (iii) otherwise materially increase the benefits accruing to participants under the plan. The plan will terminate ten years after the date of stockholder approval.

     BENEFITS UNDER THE PLAN. Although the current annual retainer for each participant is $50,000, it is not possible to specify the amount of benefits that will be paid to each participant under the plan since each participant's ultimate benefit depends upon his or her election to receive cash, deferred cash, deferred Common Stock or a combination thereof.

     RECOMMENDATION. The Board of Directors believes that approval of the 1995 Compensation Plan for Non-Employee Directors is in the best interests of the Company and its stockholders because the plan will enable to the Company to attract and retain qualified individuals to serve as Directors of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 1995 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS.

                              COST OF SOLICITATION

     The cost of preparing, printing and mailing this Proxy Statement and the accompanying proxy card, and the cost of solicitation of proxies on behalf of the Company's Board of Directors will be borne by the Company. The Company has retained Georgeson & Company Inc. to assist in the solicitation of proxies from stockholders at an estimated fee of $10,000, plus reimbursement of out-of-pocket expenses. In addition to the use of the mail, proxies may be solicited personally or by telephone by regular employees of the Company without additional compensation, as well as by Georgeson & Company Inc. Brokerage houses and other custodians and nominees will be asked whether other persons are beneficial owners of the shares of Common Stock which they hold of record and, if so, they will be supplied with additional copies of the proxy materials for distribution to such beneficial owners. The Company will reimburse banks, nominees, fiduciaries, brokers and other custodians for their costs of sending the proxy materials to the beneficial owners of the Company's Common Stock.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters which will be brought before the Annual Meeting. If, however, any other matters should come before the Annual Meeting all proxies (with the exception of broker non-votes) which have been signed and returned without further instruction will give the persons designated thereon discretionary authority to vote according to their best judgment.

          COMPLIANCE WITH THE REPORTING REQUIREMENTS OF SECTION 16(A)

     Section 16(a) of the Exchange Act requires the Company's Directors, certain officers and persons holding more than 10% of a registered class of the Company's equity securities to file reports of ownership and reports of changes in ownership with the SEC and the New York Stock Exchange. Directors, certain officers and greater than 10% stockholders are also required by SEC regulations to furnish the Company with copies of all such reports that they file. Based on the Company's review of copies of such forms filed, the Company believes that all filing requirements were complied with during the fiscal year ended December 31, 1994.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

     Stockholder proposals submitted for inclusion in the Proxy Statement to be issued in connection with the Company's 1996 Annual Meeting of Stockholders must be mailed to the Corporate Secretary, El Paso Natural Gas Company, 100 North Stanton Street, El Paso, Texas 79901, and must be received by the Corporate Secretary on or before October 11, 1995. The Company will consider only proposals meeting the requirements of applicable SEC rules.

                                 ANNUAL REPORT

     A copy of the Company's 1994 Annual Report to Stockholders is being mailed with this Proxy Statement to each stockholder entitled to vote at the Annual Meeting. Stockholders not receiving a copy of such Annual Report may obtain one by writing or calling Ms. Stacy J. James, Corporate Secretary, El Paso Natural Gas Company, 100 North Stanton Street, El Paso, Texas 79901, telephone (915) 541-2600.

                                             By Order of the Board of Directors

                                                     /s/ STACY J. JAMES
                                                       STACY J. JAMES
                                                    Corporate Secretary

El Paso, Texas
February 8, 1995

                                                                       EXHIBIT A

                          EL PASO NATURAL GAS COMPANY
                         1995 OMNIBUS COMPENSATION PLAN

                                   SECTION 1

                                    PURPOSES

     The purposes of the El Paso Natural Gas Company 1995 Omnibus Compensation Plan (the "Plan") are to promote the interests of El Paso Natural Gas Company (the "Company") and its stockholders by strengthening its ability to attract and retain officers and key management employees ("key management employees" means those employees who hold the position of department director) in the employ of the Company and its Subsidiaries (as defined below) by furnishing suitable recognition of their ability and industry which contributed materially to the success of the Company and to align the interests and efforts of the Company's officers and key management employees to the long-term interests of the Company's stockholders. The Plan provides for the grant of stock options, limited stock appreciation rights, stock appreciation rights, restricted stock and performance units in accordance with the terms and conditions set forth below.

                                   SECTION 2

                                  DEFINITIONS

     Unless otherwise required by the context, the following terms when used in the Plan shall have the meanings set forth in this Section 2:

2.1 ADJUSTED VALUE

     The dollar amount value of Performance Units determined as of a Valuation Date.

2.2 BENEFICIARY

     The person or persons designated by the Participant pursuant to Section 6.4(f) or Section 9.9 of this Plan to whom payments are to be paid pursuant to the terms of the Plan in the event of the Participant's death.

2.3 BOARD OF DIRECTORS

     The Board of Directors of the Company.

2.4 CAUSE

     The Company may terminate the Participant's employment for Cause. A termination for Cause is a termination evidenced by a resolution adopted in good faith by two-thirds ( 2/3) of the Board of Directors that the Participant (i) willfully and continually failed to substantially perform the Participant's duties with the Company (other than a failure resulting from the Participant's incapacity due to physical or mental illness) which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance has been delivered to the Participant specifying the manner in which the Participant has failed to substantially perform or (ii) willfully engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; provided, however, that no termination of the Participant's employment shall be for Cause as set forth in clause (ii) above until (A) there shall have been delivered to the Participant a copy of a written notice setting forth that the Participant was guilty of the conduct set forth in clause (ii) above and specifying the particulars thereof in detail and
(B) the Participant shall have been provided an opportunity to be heard by the Board of Directors (with the assistance of the Participant's counsel if the Participant so desires). No act, nor failure to act, on the Participant's part shall be considered "willful" unless the Participant has acted, or failed to act, with an absence of good faith and without a reasonable belief that the Participant's action or failure to act was in the best interest of the Company. Notwithstanding anything contained in the Plan to the contrary, no failure to perform by the Participant after notice of termination is given by the Participant shall constitute Cause.

2.5 CHANGE IN CONTROL

     As used in the Plan, a Change in Control shall be deemed to occur (i) if any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities, (ii) upon the first purchase of the Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company), (iii) upon the approval by the Company's stockholders of a merger or consolidation, a sale or disposition of all or substantially all of the Company's assets or a plan of liquidation or dissolution of the Company, or
(iv) if, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company's stockholders of each new director was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who were directors at the beginning of the period. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur if the Company either merges or consolidates with or into another company or sells or disposes of all or substantially all of its assets to another company, if such merger, consolidation, sale or disposition is in connection with a corporate restructuring wherein the stockholders of the Company immediately before such merger, consolidation, sale or disposition own, directly or indirectly, immediately following such merger, consolidation, sale or disposition at least eighty percent (80%) of the combined voting power of all outstanding classes of securities of the company resulting from such merger or consolidation, or to which the Company sells or disposes of its assets, in substantially the same proportion as their ownership in the Company immediately before such merger, consolidation, sale or disposition.

2.6 CODE

     The Internal Revenue Code of 1986, as amended and in effect from time to time, and the temporary or final regulations of the Secretary of the U.S. Treasury adopted pursuant to the Code.

2.7 COMMON STOCK

     The Common Stock of the Company, $3 par value per share, or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 5.

2.8 EXCHANGE ACT

     The Securities Exchange Act of 1934, as amended.

2.9 FAIR MARKET VALUE

     As applied to a specific date, Fair Market Value shall be deemed to be the mean between the highest and lowest quoted selling prices at which Common Stock is sold on such date as reported in the NYSE-Composite Transactions by The Wall Street Journal on such date, or if no Common Stock was traded on such date, on the next preceding day on which Common Stock was so traded. Notwithstanding the foregoing, upon the exercise,

          (a) during the thirty (30) day period following a Change in Control, of a limited stock appreciation right or stock appreciation right granted in connection with a Nonqualified Option more than six (6) months prior to a Change in Control, or

          (b) during the seven (7) month period following a Change in Control, of a limited stock appreciation right or of a stock appreciation right granted in connection with a Nonqualified Option less than six (6) months prior to a Change in Control,

     On or after a Change in Control, Fair Market Value on the date of exercise shall be deemed to be the greater of (i) the highest price per share of Common Stock as reported in the NYSE-Composite Transactions by The Wall Street Journal during the sixty (60) day period ending on the day preceding the date of exercise of the stock appreciation right or limited stock appreciation right, as the case may be, and (ii) if the Change in Control is one described in clause (ii) or (iii) of Section 2.5, the highest price per share paid for Common Stock in connection with such Change in Control.

2.10 GOOD REASON

     Good Reason shall mean the occurrence of any of the following events or conditions:

          (a) a change in the Participant's status, title, position or responsibilities (including reporting responsibilities) which, in the Participant's reasonable judgment, represents a substantial reduction of the status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Participant of any duties or responsibilities which, in the Participant's reasonable judgment, are inconsistent with such status, title, position or responsibilities; or any removal of the Participant from or failure to reappoint or reelect the Participant to any of such positions, except in connection with the termination of the Participant's employment for Cause, for Permanent Disability or as a result of his or her death, or by the Participant other than for Good Reason;

          (b) a reduction in the Participant's annual base salary;

          (c) the Company's requiring the Participant (without the consent of the Participant) to be based at any place outside a thirty-five (35) mile radius of his or her place of employment prior to a Change in Control, except for reasonably required travel on the Company's business which is not materially greater than such travel requirements prior to the Change in Control;

          (d) the failure by the Company to (i) continue in effect any material compensation or benefit plan in which the Participant was participating at the time of the Change in Control, including, but not limited to, the Plan, the El Paso Natural Gas Company Pension Plan, the El Paso Natural Gas Company Supplemental Benefits Plan, the El Paso Natural Gas Company 1995 Incentive Compensation Plan, the El Paso Natural Gas Company Deferred Compensation Plan and the El Paso Natural Gas Company Retirement Savings Plan, with any amendments and restatements of such plans made prior to such Change in Control; or (ii) provide the Participant with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program and practice as in effect immediately prior to the Change in Control (or as in effect following the Change in Control, if greater);

          (e) any material breach by the Company of any provision of the Plan;
     or

          (f) any purported termination of the Participant's employment for Cause by the Company which does not otherwise comply with the terms of the Plan.

2.11 INCENTIVE STOCK OPTION

     An option intended to meet the requirements of an Incentive Stock Option as defined in Section 422 of the Code, as in effect at the time of grant of such option, or any statutory provision that may hereafter replace such Section.

2.12 MANAGEMENT COMMITTEE

     A committee consisting of the Chief Executive Officer and such other senior officers as the Chief Executive Officer shall designate.

2.13 MAXIMUM ANNUAL EMPLOYEE GRANT

     The Maximum Annual Employee Grant set forth in Section 5.4.

2.14 NONQUALIFIED OPTION

     An option which is not intended to meet the requirements of an Incentive Stock Option as defined in Section 422 of the Code.

2.15 OPTION PRICE

     The price per share of Common Stock at which each option is exercisable.

2.16 PARTICIPANT

     An eligible employee to whom an option, limited stock appreciation right, stock appreciation right, Restricted Stock or Performance Unit is granted under the Plan as set forth in Section 4.

2.17 PERFORMANCE CYCLE

     That period commencing with January 1 of each year in which the grant of a Performance Unit is made and ending on December 31 of the third succeeding year, or such other time period as the Plan Administrator may determine. The Plan Administrator, it its discretion, may initiate an overlapping Performance Cycle that begins before an existing Performance Cycle has ended.

2.18 PERFORMANCE GOALS

     The Plan Administrator shall establish one or more performance goals ("Performance Goals") for each Performance Period in writing. Such Performance Goals shall be set no later than the commencement of the applicable Performance Period, or such later date as may be permitted with respect to "performance-based" compensation under Section 162(m) of the Code.

     Each Performance Goal selected for a particular Performance Period shall be a relative or absolute measure of any one or more of the following: Total Shareholder Return, operating income, pre-tax profit, earnings per share, cash flow, return on capital, return on equity, return on net assets, net income, debt reduction, safety, return on investment or revenues. The foregoing terms shall have the same meaning as used in the Company's financial statements, or if the terms are not used in the Company's financial statements, they shall have the meaning generally applied pursuant to general accepted accounting principles, or as used in the industry, as applicable.

2.19 PERFORMANCE PEER GROUP

     Those publicly held companies selected by the Plan Administrator prior to the commencement of a Performance Period, or such later date provided by the Code, to form a comparative performance group in applying Section 9.4.

2.20 PERFORMANCE PERIOD

     That period of time during which Performance Goals are measured to determine the vesting or granting of options, limited stock appreciation rights, stock appreciation rights, Restricted Stock or Performance Units, as the Plan Administrator may determine.

2.21 PERFORMANCE RANKING POSITION

     The relative placement of the Company's Total Shareholder Return measured against the Total Shareholder Return of the other companies in the Performance Peer Group for which purposes rank shall be determined by quartile, with a ranking in the first (1st) quartile (e.g., the Company's Total Shareholder Return is equal to or greater than the Total Shareholder Return of at least seventy-five percent (75%) of the Performance Peer Group) corresponding to the highest quartile of Total Shareholder Return.

2.22 PERFORMANCE UNIT OR UNITS

     Units of long-term incentive compensation granted to a Participant with respect to a particular Performance Cycle.

2.23 PERMANENT DISABILITY OR PERMANENTLY DISABLED

     A Participant shall be deemed to have become Permanently Disabled for purposes of the Plan if the Chief Executive Officer of the Company shall find upon the basis of medical evidence satisfactory to the Chief Executive Officer that the Participant is totally disabled, whether due to physical or mental condition, so as to be prevented from engaging in further employment by the Company or any of its Subsidiaries, and that such disability will be permanent and continuous during the remainder of the Participant's life; provided, that with respect to Section 16 Insiders such determination shall be made by the Plan Administrator.

2.24 PLAN ADMINISTRATOR

     The Board of Directors or the committee appointed and/or authorized pursuant to Section 3 to administer the Plan.

2.25 RESTRICTED STOCK

     Common Stock granted under the Plan that is subject to the requirements of
Section 10 and such other restrictions as the Plan Administrator deems appropriate. References to Restricted Stock in this Plan shall include Performance Restricted Stock (as defined in Section 5.2) unless the context otherwise requires.

2.26 RULE 16B-3

     Rule 16b-3 of the General Rules and Regulations under the Exchange Act.

2.27 SECTION 16 INSIDER

     Any person who is selected by the Plan Administrator to receive options, limited stock appreciation rights, stock appreciation rights, Restricted Stock and/or Performance Units pursuant to the Plan and who is subject to the requirements of Section 16 of the Exchange Act, and the rules and regulations promulgated thereunder.

2.28 SECTION 162(M)

     Section 162(m) of the Code, and regulations promulgated thereunder.

2.29 SUBSIDIARY

     An entity that is designated by the Plan Administrator as a subsidiary for purposes of the Plan and that is a corporation (or other form of business association that is treated as a corporation for tax purposes) of which shares (or other ownership interests) having more than fifty percent (50%) of the voting power are owned or controlled, directly or indirectly, by the Company so as to qualify as a "subsidiary corporation" (within the meaning of Section 424(f) of the Code).

2.30 TOTAL SHAREHOLDER RETURN

     The sum of (i) the appreciation or depreciation in the price of a share of a company's common stock, and (ii) the dividends and other distributions paid during the applicable Performance Cycle, expressed as a percentage basis of the Fair Market Value of such share on the first day of the applicable Performance Cycle, as calculated in a manner determined by the Plan Administrator.

2.31 VALUATION DATE

     The date for determining the Adjusted Value of vested Units that will be paid or credited to the Participant or Beneficiary in accordance with Section
9.5 or 9.6. The Valuation Date shall occur on the last day of the applicable Performance Cycle, or such other time as provided in this Plan, or as the Plan Administrator may select. The Valuation Date for each Performance Cycle shall be set forth in the grant of Performance Units and shall be established no later than the date on which the Performance Goals for a particular Performance Cycle are selected, except as otherwise specifically provided herein.

                                   SECTION 3

                                 ADMINISTRATION

     3.1 The Plan shall be administered by the Board of Directors or, in the event the Board of Directors shall appoint and/or authorize a committee to administer the Plan, by such committee.

     No member of the Board of Directors or the committee shall vote with respect directly to the granting of options, limited stock appreciation rights, stock appreciation rights, Restricted Stock and/or Performance Units hereunder to himself or herself, as the case may be, and, if state corporate law does not permit a committee to grant options, limited stock appreciation rights, stock appreciation rights, Restricted Stock and Performance Units to directors, then any option, limited stock appreciation right, stock appreciation right, Restricted Stock or Performance Unit granted under the Plan to a director for his or her services as such shall be approved by the full Board of Directors.

     The members of any committee serving as Plan Administrator shall be appointed by the Board of Directors for such term as the Board of Directors may determine. The Board of Directors may from time to time remove members from, or add members to, the committee. Vacancies on the committee, however caused, may be filled by the Board of Directors.

     With respect to grants made under the Plan to Section 16 Insiders, the Plan Administrator shall be constituted at all times so as to meet the disinterested administration requirements of Rule 16b-3 and the outside director requirements of Section 162(m) so long as any of the Company's equity Securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act.

     3.2 Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have sole authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, to select persons eligible to participate in the Plan, to grant options, limited stock appreciation rights, stock appreciation rights, Restricted Stock and Performance Units thereunder, to administer the Plan, to make recommendations to the Board of Directors, and to take all such steps and make all such determinations in connection with the Plan and the options, limited stock appreciation rights, stock appreciation rights, Restricted Stock and Performance Units granted thereunder as it may deem necessary or advisable, which determination shall be final and binding upon all Participants, so long as such interpretation and construction with respect to Incentive Stock Options corresponds to any applicable requirements of Section 422 of the Code. The Plan Administrator shall cause the Company at its expense to take any action related to the Plan which may be necessary to comply with the provisions of any federal or state law or any regulations issued thereunder.

     3.3 Each member of any committee acting as Plan Administrator, while serving as such, shall be considered to be acting in his or her capacity as a director of the Company. Members of the Board of Directors and members of any committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

                                   SECTION 4

                                  ELIGIBILITY

     To be eligible for selection by the Plan Administrator to participate in the Plan, an individual must be an officer or key management employee of the Company, or of any Subsidiary, as of the date on which the Plan Administrator grants to such individual an option, limited stock appreciation right, stock appreciation right, Restricted Stock or Performance Unit or a person who, in the judgment of the Plan Administrator, holds a position of responsibility and is able to contribute substantially to the Company's continued success. Members of the Board of Directors of the Company who are full-time salaried officers shall be eligible to participate. Members of the Board of Directors who are not employees are not eligible to participate in this Plan.

                                   SECTION 5

                    SHARES AND UNITS AVAILABLE FOR THE PLAN

     5.1 Subject to Section 5.5, the maximum number of shares that may be issued upon settlement of Performance Units and for which options, limited stock appreciation rights, stock appreciation rights and Restricted Stock may at any time be granted under the Plan is three million (3,000,000) shares of Common Stock, from shares held in the Company's treasury or out of the authorized but unissued shares of the Company, or partly out of each, as shall be determined by the Board of Directors.

     5.2 Notwithstanding the foregoing, and subject to Section 5.5, the number of shares for which Restricted Stock may be granted pursuant to Section 10 of the Plan may not exceed five hundred thousand (500,000) shares of Common Stock, unless the granting or vesting of such Restricted Stock is in compliance with the performance-based requirements of Section 162(m) ("Performance Restricted Stock"). The grant of Performance Restricted Stock is not limited by this
Section 5.2.

     5.3 Subject to Section 5.5, the number of Performance Units which may be granted under the Plan is set at three hundred thousand (300,000) Units. Units that have been granted and are fully vested or that still may become fully vested under the terms of the Plan shall reduce the number of outstanding Units that are available for use in making future grants under the Plan.

     5.4 The maximum number of shares with respect to which awards under this Plan may be granted to any eligible employee in any one year shall not exceed:
(a) five hundred thousand (500,000) in the case of options (and related limited stock appreciation rights or stock appreciation rights) or issued upon settlement of Performance Units and (b) five hundred thousand (500,000) in the case of shares of Restricted Stock (whether or not such Restricted Stock is Performance Restricted Stock). With respect to Performance Units, the maximum Units granted to any eligible employee shall not exceed seventy-five thousand (75,000) Performance Units in any Performance Cycle. Each of the foregoing maximums shall be referred to collectively as the "Maximum Annual Employee Grant").

     5.5 In the event of a recapitalization, stock split, stock dividend, exchange of shares, merger, reorganization, change in corporate structure or shares of the Company or similar event, the Board of Directors, upon the recommendation of the Plan Administrator, may make appropriate adjustments in the number of shares authorized for the Plan, the Maximum Annual Employee Grant and, with respect to outstanding options, limited stock appreciation rights, stock appreciation rights, and Restricted Stock, the Plan Administrator may make appropriate adjustments in the number of shares and the Option Price.

                                   SECTION 6

                                 STOCK OPTIONS

     6.1 Options may be granted to eligible employees in such number, and at such times during the term of the Plan as the Plan Administrator shall determine, the Plan Administrator taking into account the duties of the respective employees, their present and potential contributions to the success of the Company, and such other factors as the Plan Administrator shall deem relevant in accomplishing the purposes of the Plan. The granting of an option shall take place when the Plan Administrator by resolution, written consent or other appropriate action determines to grant such an option to a particular Participant at a particular price. Each option shall be evidenced by a written instrument delivered by or on behalf of the Company containing provisions not inconsistent with the Plan.

     6.2 An option granted under the Plan may be either an Incentive Stock Option or a Nonqualified Option.

     6.3 Each provision of the Plan and each Incentive Stock Option granted thereunder shall be construed so that each such option shall qualify as an Incentive Stock Option, and any provision thereof that cannot be so construed shall be disregarded, unless the Participant agrees otherwise. The total number of shares which may be purchased upon the exercise of Incentive Stock Options granted under the Plan shall not exceed the total specified in Section 5.1. Incentive Stock Options, in addition to complying with the other provisions of the Plan relating to options generally, shall be subject to the following conditions:

          (a) Ten Percent (10%) Stockholders. A Participant must not, immediately before an Incentive Stock Option is granted, own stock representing more than ten percent (10%) of the voting power or value of all classes of stock of the Company or of a Subsidiary. This requirement is waived if (i) the Option Price of the Incentive Stock Option to be granted is at least one hundred ten percent (110%) of the Fair Market Value of the stock subject to the option, determined at the time the option is granted, and (ii) the option is not exercisable more than five (5) years from the date the option is granted.

          (b) Annual Limitation. To the extent that the aggregate Fair Market Value (determined at the time of the grant of the option) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), such options shall be treated as Nonqualified Options.

          (c) Additional Terms. Any other terms and conditions which the Plan Administrator determines, upon advice of counsel, must be imposed for the option to be an Incentive Stock Option.

     6.4 Except as otherwise provided in Section 6.3, all Incentive Stock Options and Nonqualified Options under the Plan shall be granted subject to the following terms and conditions:

          (a) Option Price. The Option Price shall be determined by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the option is granted.

          (b) Duration of Options. Options shall be exercisable at such time and under such conditions as set forth in the option grant, but in no event shall any Incentive Stock Option be exercisable subsequent to the day before the tenth anniversary of the date on which the option is granted, nor shall any other option be exercisable later than the tenth anniversary of the date of its grant.

          (c) Exercise of Options. Subject to Section 6.4(j), a Participant may not exercise an option until the Participant has completed one (1) year of continuous employment with the Company or any of its Subsidiaries from and including the date on which the option is granted, or such longer period as the Plan Administrator may determine in a particular case. This requirement is waived in the event of death or Permanent Disability of a Participant before such period of continuous employment is completed and may be waived or modified in the agreement evidencing the option or by resolution adopted at any time by the Plan Administrator. Thereafter, shares of Common Stock covered by an option may be purchased at one time or in such installments over the balance of the option period as may be provided in the option grant. Any shares not purchased on the applicable installment date may be purchased thereafter at any time prior to the final expiration of the option. To the extent that the right to purchase shares has accrued thereunder, options may be exercised from time to time by written notice to the Company setting forth the number of shares with respect to which the option is being exercised.

          (d) Payment. The purchase price of shares purchased under options shall be paid in full to the Company upon the exercise of the option by delivery of consideration equal to the product of the Option Price and the number of shares purchased (the "Purchase Price"). Such consideration may be either

     (i) in cash or (ii) at the discretion of the Plan Administrator, in Common Stock already owned by the Participant for at least six (6) months, or any combination of cash and Common Stock. The Fair Market Value of such Common Stock as delivered shall be valued as of the day prior to delivery. The Plan Administrator can determine at the time the option is granted that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws, regulations and state corporate law), an option may also be exercised by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the Purchase Price. A Participant shall have none of the rights of a stockholder until the shares of Common Stock are issued to the Participant.

          If specifically authorized in the option grant, a Participant may elect to pay all or a portion of the Purchase Price by having shares of Common Stock with a Fair Market Value equal to all or a portion of the Purchase Price be withheld from the shares issuable to the Participant upon the exercise of the option. The Fair Market Value of such Common Stock as is withheld shall be determined as of the same day as the exercise of the option. In the event an option grant to a Section 16 Insider provides that the Purchase Price may be paid in whole or in part by having shares with a Fair Market Value equal to all or a portion of the Purchase Price withheld from the shares issuable to the Participant upon the exercise of the option, the following restrictions shall apply. To the extent required for compliance with Rule 16b-3, the withholding of shares issuable upon the exercise of an option to pay the Purchase Price by a Section 16 Insider must be approved by the Plan Administrator and must be made (x) pursuant to an irrevocable election made six (6) months in advance of the transaction,
     (y) during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (z) otherwise in accordance with Rule 16b-3 and interpretations thereunder.

          (e) Restrictions. The Plan Administrator shall determine and reflect in the option grant, with respect to each option, the nature and extent of the restrictions, if any, to be imposed on the shares of Common Stock which may be purchased thereunder, including, but not limited to, restrictions on the transferability of such shares acquired through the exercise of such options for such periods as the Plan Administrator may determine and, further, that in the event a Participant's employment by the Company, or a Subsidiary, terminates during the period in which such shares are nontransferable, the Participant shall be required to sell such shares back to the Company at such prices as the Plan Administrator may specify in the option.

          (f) Nontransferability of Options. During a Participant's lifetime, an option may be exercisable only by the Participant. Options granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by applicable law and Rule 16b-3, the Plan Administrator may permit a recipient of a Nonqualified Option to designate in writing during the Participant's lifetime a Beneficiary to receive and exercise the Participant's Nonqualified Options in the event of such Participant's death (as provided in Section 6.4(i)). A designation by a Participant under the Company's Omnibus Compensation Plan dated as of January 1, 1992 (the "Predecessor Plan") shall remain in effect under the Plan for any options unless such designation is revoked or changed under the Plan. If any Participant attempts to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan, or suffers the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, all affected options held by such Participant shall be immediately forfeited.

          (g) Purchase for Investment. The Plan Administrator shall have the right to require that each Participant or other person who shall exercise an option under the Plan, and each person into whose name shares of Common Stock shall be issued pursuant to the exercise of an option, represent and agree that any and all shares of Common Stock purchased pursuant to such option are being purchased for investment only and not with a view to the distribution or resale thereof and that such shares will not be sold except in accordance with such restrictions or limitations as may be set forth in the option. This Section 6.4(g) shall be inoperative during any period of time when the Company has obtained all necessary or advisable approvals from governmental agencies and has completed all necessary or advisable registrations or other qualifications of shares of Common Stock as to which options may from time to time be granted as contemplated in Section 11.

          (h) Termination of Employment. Upon the termination of a Participant's employment for any reason other than death or Permanent Disability, the Participant's option shall be exercisable only to the extent that it was then exercisable and, unless the term of the options expires sooner, such options shall expire according to the following schedule; provided, that the Plan Administrator may at any time determine in a particular case that specific limitations and restrictions under the Plan shall not apply:

             (i) Retirement. The option shall expire, unless exercised, thirty-six (36) months after the Participant's retirement from the Company or any Subsidiary.

             (ii) Disability. The option shall expire, unless exercised, thirty-six (36) months after the Participant's Permanent Disability.

             (iii) Termination. Subject to subparagraph (iv) below, the option shall expire, unless exercised, thirty-six (36) months after a Participant resigns or is terminated as an employee of the Company or any of its Subsidiaries, unless the Chief Executive Officer of the Company shall have determined in a specific case that the option should expire sooner or should terminate when the Participant's employment status ceases; provided, however, that for Section 16 Insiders, such determination shall be made by the Plan Administrator.

             (iv) Termination Following a Change in Control. The option shall expire, unless exercised, thirty-six (36) months after a Participant's termination of employment (other than a termination by the Company for Cause or a voluntary termination by the Participant other than for Good Reason) following a Change in Control, provided that said termination of employment occurs within two (2) years following a Change in Control.

             (v) All Other Terminations. Notwithstanding subparagraphs (iii) and
        (iv) above, the option shall expire upon termination of employment for Cause and any option intended to qualify as an Incentive Stock Option shall expire, unless exercised, one year after the Participant's termination of employment on account of disability (as defined in Section 22(e)(3) of the Code) and shall expire three (3) months after the Participant's termination of employment other than on account of death, Permanent Disability or termination for Cause, or following a Change in Control.

          (i) Death of Participant. Upon the death of a Participant, whether during the Participant's period of employment or during the thirty-six (36) month period referred to in Sections 6.4(h)(i), (ii) and (iii), the option shall expire, unless the original term of the option expires sooner, twelve
     (12) months after the date of the Participant's death, unless the option is exercised within such twelve (12) month period by the Participant's Beneficiary, legal representatives, estate or the person or persons to whom the deceased's option rights shall have passed by will or the laws of descent and distribution; provided, that the Plan Administrator shall determine in a particular case that specific limitations and restrictions under the Plan shall not apply. Notwithstanding any other Plan provisions pertaining to the times at which options may be exercised, no option shall continue to be exercisable, pursuant to Section 6.4(h) or this Section 6.4(i), at a time that would violate the maximum duration of Section 6.4(b).

          (j) Change in Control. Notwithstanding other Plan provisions pertaining to the times at which options may be exercised, all outstanding options, to the extent not then currently exercisable, shall become exercisable in full upon the occurrence of a Change in Control. In no event, however, shall any intended Incentive Stock Option, without notice to and consent of the Participant, first become exercisable, pursuant to
     Section 6.4(c) or this Section 6.4(j), if the result would be to cause such option, when granted, not to be treated as an Incentive Stock Option (whether by reason of the possible future violation of the annual limitation of Section 6.3(b) or otherwise). In addition, no option (whether or not intended to be an Incentive Stock Option) shall continue to be exercisable, pursuant to Sections 6.4(h) and 6.4(i), at a time that would violate the maximum duration of Section 6.4(b).

                                   SECTION 7

                           STOCK APPRECIATION RIGHTS

     7.1 The Plan Administrator may grant stock appreciation rights to Participants in connection with any option granted under the Plan, either at the time of the grant of such option or at any time thereafter during the term of the option. Such stock appreciation rights shall cover the same shares covered by the options (or such lesser number of shares of Common Stock as the Plan Administrator may determine) and shall, except as provided in Section 7.3, be subject to the same terms and conditions as the related options and such further terms and conditions not inconsistent with the Plan as shall from time to time be determined by the Plan Administrator.

     7.2 Each stock appreciation right shall entitle the holder of the related option to surrender to the Company unexercised the related option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Option Price per share times the number of shares covered by the option, or portion thereof, which is surrendered. Payment shall be made in shares of Common Stock valued at Fair Market Value as of the date the right is exercised, or in cash, or partly in shares and partly in cash, at the discretion of the Plan Administrator; provided, however, that payment shall be made solely in cash with respect to a stock appreciation right which is exercised within seven (7) months following a Change in Control. Notwithstanding the foregoing and to the extent required by Rule 16b-3, a payment, in whole or in part, of cash upon exercise of a stock appreciation right by a Section 16 Insider may be made only if the Plan Administrator approves such election to receive cash and the right is exercised during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date. Stock appreciation rights may be exercised from time to time upon actual receipt by the Company of written notice stating the number of shares of Common Stock with respect to which the stock appreciation right is being exercised. The value of any fractional shares shall be paid in cash.

     7.3 Stock appreciation rights are subject to the following restrictions:

          (a) Each stock appreciation right shall be exercisable at such time or times as the option to which it relates shall be exercisable, or at such other times as the Plan Administrator may determine; provided, however, that such right shall not be exercisable until the Participant shall have completed a six (6) month period of continuous employment with the Company or any of its Subsidiaries immediately following the date on which the stock appreciation right is granted. In the event of death or Permanent Disability of a Participant during employment but before the Participant has completed such period of continuous employment, such stock appreciation right shall be exercisable; but only within the period specified in the related option. In the event of a Change in Control, the requirement that a Participant shall have completed a six (6) month period of continuous employment is waived with respect to a Participant who is employed by the Company at the time of the Change in Control but who, within the six (6) month period, voluntarily terminates employment for Good Reason or is terminated by the Company other than for Cause. Notwithstanding the foregoing, a stock appreciation right may not be exercised for cash by a
     Section 16 Insider under any circumstances until the expiration of the six
     (6) month period required under Rule 16b-3.

          (b) Except in the event of a Change in Control, the Plan Administrator in its sole discretion may approve or deny in whole or in part a request to exercise a stock appreciation right. Denial or approval of such request shall not require a subsequent request to be similarly treated by the Plan Administrator.

          (c) The right of a Participant to exercise a stock appreciation right shall be canceled if and to the extent the related option is exercised. To the extent that a stock appreciation right is exercised, the related option shall be deemed to have been surrendered unexercised and canceled.

          (d) A holder of stock appreciation rights shall have none of the rights of a stockholder until shares of Common Stock, if any, are issued to such holder pursuant to such holder's exercise of such rights.

          (e) The acquisition of Common Stock pursuant to the exercise of a stock appreciation right shall be subject to the same restrictions as would apply to the acquisition of Common Stock acquired upon acquisition of the related option, as set forth in Section 6.4.

                                   SECTION 8

                       LIMITED STOCK APPRECIATION RIGHTS

     8.1 The Plan Administrator may grant limited stock appreciation rights to Participants in connection with any options granted under the Plan, either at the time of the grant of such option or at any time thereafter during the term of the option. Such limited stock appreciation rights shall cover the same shares covered by the options (or such lesser number of shares of Common Stock as the Plan Administrator may determine) and shall, except as provided in
Section 8.3, be subject to the same terms and conditions as the related options and such further terms and conditions not inconsistent with the Plan as shall from time to time be determined by the Plan Administrator.

     8.2 Each limited stock appreciation right shall entitle the holder of the related option to surrender to the Company the unexercised portion of the related option and to receive from the Company in exchange therefor an amount in cash equal to the excess of the Fair Market Value of one (1) share of Common Stock on the date the right is exercised over the Option Price per share times the number of shares covered by the option, or portion thereof, which is surrendered.

     8.3 Limited stock appreciation rights are subject to the following restrictions:

          (a) Each limited stock appreciation right shall be exercisable in full for a period of seven (7) months following the date of a Change in Control regardless of whether the holder is employed by the Company or any of its Subsidiaries on the date the right is exercised; provided, however, that limited stock appreciation rights may not be exercised under any circumstances until the expiration of the six (6) month period required under Rule 16b-3. Limited stock appreciation rights shall be exercisable only to the same extent and subject to the same conditions as the options related thereto are exercisable, as provided in Section 6.4(j).

          (b) The right of a Participant to exercise a limited stock appreciation right shall be canceled if and to the extent the related option is exercised. To the extent that a limited stock appreciation right is exercised, the related option shall be deemed to have been surrendered unexercised and canceled.

                                   SECTION 9

                               PERFORMANCE UNITS

9.1 GRANTS OF UNITS

     Subject to the Maximum Annual Employee Grant, Units may be granted to Participants in such number as the Plan Administrator shall determine, taking into account the duties of the respective Participants, their present and potential contributions to the success of the Company or its Subsidiaries, their compensation provided by other incentive plans, their salaries, and such other factors as the Plan Administrator shall deem appropriate. Normally, Units will be granted only at the beginning of each Performance Cycle except in cases where a prorated grant may be made in mid-cycle to a newly eligible Participant or a Participant whose job responsibilities have significantly changed during the cycle.

9.2 NOTICE TO PARTICIPANTS

     The Plan Administrator shall notify each Participant in writing of the grant of Units to the Participant. Such notice shall set forth the Total Shareholder Return requirements, vesting schedule and such other terms and conditions applicable to such Units.

9.3 VESTING

     (a) Vesting Schedule. The Plan Administrator shall adopt a vesting schedule for each year of a Performance Cycle. Vesting of Units for each year may (i) occur automatically after a Participant has completed the specified period of continuous employment with the Company or any of its Subsidiaries from the date of grant of such Units, (ii) be contingent upon attaining certain levels of Total Shareholder Return for the year in which the Units are eligible to vest, or (iii) occur at such other times or subject to such other criteria as the Plan Administrator may determine. The Plan Administrator may, in its discretion, alter the vesting guidelines in the event of unusual circumstances provided that to the extent applicable any such discretion shall be exercised in a manner consistent with Section 162(m). Vesting of Units with respect to Participants who begin participation or receive an additional grant of Units during the Performance Cycle will be determined by the Plan Administrator at the time of grant.

     (b) Change in Control. Notwithstanding the foregoing vesting provisions, all unvested Units shall become fully vested on a pro rata basis measured in the nearest whole year between (i) the date of grant and (ii) the date of a Change of Control. In the event of termination of the Participant's employment within two (2) years following a Change in Control but subsequent to the Change in Control, for any reason other than (i) the Participant's death, (ii) the Participant's Permanent Disability, (iii) Cause, or (iv) by the Participant without Good Reason, all unvested Units shall become fully vested on a pro rata basis measured in the nearest whole year between (i) the date of a Change in Control and (ii) the Participant's termination.

9.4 VALUATION OF PERFORMANCE UNITS

     All Performance Units granted to Participants under the Plan shall be valued as follows:

          (a) Initial and Continuing Value. Each Performance Unit shall have an initial value of one hundred dollars ($100) as of the date of the grant of Performance Units. Except where the Adjusted Value of Performance Units is determined as provided under Section 9.4(b), each Performance Unit shall continue to have a dollar value of one hundred dollars ($100) on each date subsequent to the date of grant of the Performance Unit.

          (b) Adjusted Value. The determination of the Adjusted Value of Performance Units for benefit payments under Sections 9.5(b)(i) and 9.5(b)(ii) as of any relevant Valuation Date shall be made based on the Company's Performance Ranking Position for the applicable Performance Cycle compared to the Performance Ranking Position of the Performance Peer Group, based on the following schedule:

                COMPANY'S PERFORMANCE                   ADJUSTED
                   RANKING POSITION                      VALUE
              -------------------------                 --------
   1st   Quartile.....................................    $150
   2nd   Quartile.....................................     100
   3rd   Quartile.....................................      50
   4th   Quartile.....................................       0

9.5 ENTITLEMENT TO PAYMENT

     (a) Performance Certification. The Plan Administrator shall certify in writing, prior to payment of the Performance Units pursuant to this Section 9.5, the Company's Performance Ranking Position. In no event will an award be payable under this Section 9 if the Company's Performance Ranking Position is in the fourth (4th) quartile.

     (b) Eligibility for Benefit Payments. Benefit payments with respect to vested Performance Units shall be paid under the following circumstances:

          (i) Primary Benefit Payment. Upon the expiration of each Performance Cycle, all uncanceled Performance Units granted with respect to such Performance Cycle shall vest and benefit payments with respect to such Performance Units shall become payable. A Participant who has remained an employee continuously from the date of the grant of the Performance Units for a Performance Cycle through the last day of such Performance Cycle shall be eligible to receive a benefit payment equal to the Adjusted Value, as provided for in Section 9.4(b), of the Performance Units (the "Primary Benefit") with respect to and as of the close of such Performance Cycle. The Valuation Date for determining such Adjusted Value shall be established by the Plan Administrator at the time the Performance Units are granted. The amount of any benefit payment payable with respect to Performance Units shall be reduced by the amount of any interim benefit payments made pursuant to Section 9.5(b)(ii) with respect to such Performance Units. If the interim benefit payments exceed the Primary Benefit, no payment shall be made.

          (ii) Interim Benefit Payments. The Plan Administrator may in its sole discretion provide for an interim benefit payment to be made to a Participant with respect to Performance Units granted for any particular Performance Cycle. The right to any interim benefit payment shall be set forth in the grant of Performance Units to a Participant and must establish the terms and conditions of such interim benefit payment (including the Company's Total Shareholder Return which must be attained during such Performance Period). An interim benefit payment may be provided for after the second year of a Performance Cycle. The interim benefit payment shall be based upon the Adjusted Value of the Performance Units, as provided for in Section 9.4(b) for the period up to the date of the interim payment valuation, and the amount of any such payment shall not exceed fifty percent (50%) of such Adjusted Value for the Performance Units which are vested at the end of the second year; provided, however, that such interim payment will be made only if the Company's Performance Ranking Position is in the first (1st) or second (2nd) quartile. The Valuation Date for determining such Adjusted Value shall be set forth in the grant of Performance Units. The Performance Units which are valued for the interim benefit payment shall also be valued in accordance with Section 9.5(b)(i) or Section 9.7 if applicable, to determine what, if any, additional value the Participant may be entitled to. Interim benefit payments shall be made to those Participants who have remained employees continuously from the date of the grant of the applicable Performance Units until the date of the interim benefit payment relating to such Performance Units. The amount of any benefit payment payable with respect to Performance Units pursuant to Sections 9.5(b)(i) and 9.5(d) shall be reduced by the amount of any interim benefit payment made pursuant to this Section 9.5(b)(ii), but not below zero.

     (c) Form of Payment. A Participant or a Participant's Beneficiary shall be entitled to receive from the Company a benefit payment as provided pursuant to Sections 9.5(b)(i) or 9.5(b)(ii), as applicable, equal to the product of the Adjusted Value and the number of vested Units of a Participant. Such payment shall be made as soon as practicable following the applicable Valuation Date in accordance with this Section 9.5(c).

     Except as provided in Sections 9.5(d) and 9.7, benefit payments made to a Participant pursuant to this Section 9, shall be made as follows:

          (i) Participants employed by the Company holding the position of Chairman of the Board, President or Chief Executive Officer and Participants employed by Company Subsidiaries holding equivalent positions, but not necessarily the same title, shall receive their Performance Unit payout as follows:

        (A) 50% (fifty percent) in cash and
        (B) 50% (fifty percent) in Common Stock.

          (ii) Participants employed by the Company holding the position of Vice Chairman of the Board, Chief Operating Officer, Executive Vice President or Senior Vice President and Participants employed by Company Subsidiaries holding equivalent positions, but not necessarily the same title, shall receive their Performance Unit payout as follows:

        (A) 75% (seventy-five percent) in cash and
        (B) 25% (twenty-five percent) in Common Stock.

     (d) Retirement, Death, Disability or Termination of
Employment. Participants (or their Beneficiaries in the case of their deaths) who have retired, died, become Permanently Disabled, or who have terminated their employment prior to the end of a Performance Cycle shall not be entitled to receive payment from the Company or its Subsidiaries for any Units which were not vested as of the time such Participants ceased active employment with the Company or its Subsidiaries. Notwithstanding Section 9.5(c), such Participants (or their Beneficiaries in the case of their deaths) will be entitled to receive a cash payment for vested Units in accordance with Section 9.5(b)(i). No payments shall be made to such Participants (or Beneficiaries) pursuant to
Section 9.5(b)(ii).

9.6 DEFERRED PAYMENT

     Prior to the time that Units first vest pursuant to Section 9.3, the Participant may, subject to the consent of the Management Committee and in accordance with procedures that the Management Committee has approved, elect to have all or a portion (subject to a $1,000 minimum) of the lump-sum cash payment payable pursuant to Sections 9.5(c)(i)(A) or 9.5(c)(ii)(A), as applicable, with respect to such vested Units deferred according to the terms and conditions of the Company's Deferred Compensation Plan.

9.7 ACCELERATION OF PAYMENT DUE TO CHANGE IN CONTROL

     Upon a Change in Control, the current Performance Cycle shall immediately end and all vested Units (including Units that vest pursuant to Section 9.3(b)) shall be paid in cash to Participants based on a value of one hundred fifty dollars ($150) per Unit. This payment will be reduced to reflect any interim benefit payments made in accordance with Section 9.5(b)(ii) and shall be made
(i) in a lump sum in cash that is in lieu of any otherwise applicable form and time of payment under the Plan and (ii) within ten (10) days after the Change in Control.

9.8 UNFUNDED OBLIGATION

     Any amounts (deferred or otherwise) to be paid to Participants pursuant to the Plan are unfunded obligations. Neither the Company nor any Subsidiary is required to segregate any monies from its general funds, to create any trusts or to make any special deposits with respect to this obligation. Beneficial ownership of any investments, including trust investments which the Company may make to fulfill this obligation, shall at all times remain in the Company. Any investments and the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or a fiduciary relationship between the Plan Administrator, the Management Committee, the Company or any Subsidiary and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's Beneficiary or the Participant's creditors in any assets of the Company or its Subsidiaries whatsoever. The Participants shall have no claim against the Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

9.9 DESIGNATION OF BENEFICIARY

     The designation of a Beneficiary shall be on a form provided by the Management Committee, executed by the Participant (with the consent of the Participant's spouse, if required by the Management Committee for reasons of community property or otherwise), and delivered to the Management Committee. A Participant may change his or her Beneficiary designation at any time. A designation by a Participant under the Predecessor Plan shall remain in effect under the Plan for any Performance Units unless such designation is revoked or changed under the Plan. If no Beneficiary is designated, if the designation is ineffective, or if the Beneficiary dies before the balance of a Participant's account is paid, the balance shall be paid to the Participant's spouse, or if there is no surviving spouse, to the Participant's lineal descendants, pro rata, or if there is no surviving spouse or any lineal descendant, to the Participant's estate. Notwithstanding the foregoing, however, a Participant's Beneficiary shall be determined under applicable state law if such state law does not recognize Beneficiary designations under plans of this sort and is not preempted by laws which recognize the provisions of this Section 9.9.

                                   SECTION 10

                                RESTRICTED STOCK

     10.1 Subject to Sections 5.2 and 5.4, Restricted Stock (including Performance Restricted Stock) may be granted to Participants in such number and at such times during the term of the Plan as the Plan Administrator shall determine, the Plan Administrator taking into account the duties of the respective Participants, their present and potential contributions to the success of the Company, and such other factors as the Plan Administrator shall deem relevant in accomplishing the purposes of the Plan. The granting of Restricted Stock shall take place when the Plan Administrator by resolution, written consent or other appropriate action determines to grant such Restricted Stock to a particular Participant. Each grant shall be evidenced by a written instrument delivered by or on behalf of the Company containing provisions not inconsistent with the Plan. The Participant receiving a grant of Restricted Stock shall be recorded as a stockholder of the Company. Each Participant who receives a grant of Restricted Stock shall have all the rights of a stockholder with respect to such shares (except as provided in the restrictions on transferability), including the right to vote the shares and receive dividends and other distributions; provided, however, that no Participant awarded Restricted Stock shall have any right as a stockholder with respect to any shares subject to the Participant's Restricted Stock grant prior to the date of issuance to the Participant of a certificate or certificates for such shares.

     10.2 Notwithstanding any other provision to the contrary in this Section 10, before Performance Restricted Stock can be granted or vested, as applicable, the Plan Administrator shall:

          (a) Determine the Performance Goals applicable to the particular Performance Period; and

          (b) Certify in writing that such Performance Goals for a particular Performance Period have been attained.

     10.3 A grant of Restricted Stock shall entitle a Participant to receive, on the date or dates designated by the Plan Administrator, upon payment to the Company of the par value of the Common Stock in a manner determined by the Plan Administrator, the number of shares of Common Stock selected by the Plan Administrator. The Plan Administrator may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for Restricted Stock delivered under the Plan may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period (as defined in Section 10.4) expires or until restrictions thereon otherwise lapse, and may require, as a condition of any issuance of Restricted Stock that the Participant shall have delivered a stock power endorsed in blank relating to the shares of Restricted Stock.

     10.4 During a period of years following the date of grant, as determined by the Plan Administrator, which shall in no event be less than one (1) year (the "Restriction Period"), the Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the recipient, except in the event of death or Permanent Disability, the transfer to the Company as provided under the Plan or the Plan Administrator's waiver or modification of such restrictions in the agreement evidencing the grant of Restricted Stock, or by resolution of the Plan Administrator adopted at any time.

     10.5 Except as provided in Section 10.6 or 10.7, if a Participant terminates employment with the Company for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant to the Company. In addition, in the event of any attempt by the Participant to sell, exchange, transfer, pledge or otherwise dispose of shares of Restricted Stock in violation of the terms of the Plan, such shares shall be forfeited to the Company.

     10.6 The Restriction Period for any Participant shall be deemed to end, and all restrictions on shares of Restricted Stock shall lapse, upon the Participant's death or Permanent Disability or any termination of employment determined by the Plan Administrator to end the Restriction Period.

     10.7 The Restriction Period for any Participant shall be deemed to end and all restrictions on shares of Restricted Stock shall terminate immediately upon a Change in Control.

     10.8 When the restrictions imposed by Section 10.4 expire or otherwise lapse with respect to one or more shares of Restricted Stock, the Company shall deliver to the Participant (or the Participant's legal representative, Beneficiary or heir) one (1) share of Common Stock for each share of Restricted Stock. At that time, the agreement referred to in Section 10.1, as it relates to such shares, shall be terminated.

     10.9 Subject to Section 10.3 (and Section 10.2 in the case of Performance Restricted Stock), a Participant entitled to receive Restricted Stock under the Plan shall be issued a certificate for such shares. Such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

                                   SECTION 11

                        REGULATORY APPROVALS AND LISTING

     11.1 The Company shall not be required to issue any certificate for shares of Common Stock upon the exercise of an option or a stock appreciation right granted under the Plan, with respect to a grant of Restricted Stock or Common Stock awarded as payment of vested Units prior to:

          (a) obtaining any approval or ruling from the Securities and Exchange Commission, the Internal Revenue Service or any other governmental agency which the Company, in its sole discretion, shall determine to be necessary or advisable;

          (b) listing of such shares on any stock exchange on which the Common Stock may then be listed; or

          (c) completing any registration or other qualification of such shares under any federal or state laws, rulings or regulations of any governmental body which the Company, in its sole discretion, shall determine to be necessary or advisable.

     All certificates for shares of Common Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Plan Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which Common Stock is then listed and any applicable federal or State securities laws, and the Plan Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this paragraph shall not be effective if and to the extent that the shares of Common Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, as amended, or if and so long as the Plan Administrator determines that application of such provisions as no longer required or desirable. In making such determination, the Plan Administrator may rely upon an opinion of counsel for the Company.

                                   SECTION 12

                        EFFECTIVE DATE AND TERM OF PLAN

     The Plan shall be effective as of January 13, 1995 provided that the Plan is adopted by the Board and is approved by the Company's stockholders within the earlier of the date of the Company's next annual meeting of stockholders and twelve (12) months after the date the Plan is adopted by the Board of Directors. Subject to the foregoing condition, options, limited stock appreciation rights, stock appreciation rights, Restricted

Stock and Performance Units may be granted pursuant to the Plan from time to time within the period commencing upon adoption of the Plan by the Board of Directors and ending ten (10) years after the earlier of such adoption and the approval of the Plan by the stockholders. Options, limited stock appreciation rights, stock appreciation rights, Restricted Stock and Performance Units theretofore granted may extend beyond that date and the terms and conditions of the Plan shall continue to apply thereto and to shares of Common Stock acquired thereunder. To the extent required for compliance with Rule 16b-3, shares of Common Stock underlying options, limited stock appreciation rights, stock appreciation rights, Restricted Stock and Common Stock granted, subject to stockholder approval of the Plan, to Section 16 Insiders may not be sold until a date at least six (6) months after the date such stockholder approval is obtained, and stock appreciation rights that are granted subject to stockholder approval of the Plan to Section 16 Insiders may not be exercised for cash until a date at least six (6) months after the date such stockholder approval is obtained.

                                   SECTION 13

                               GENERAL PROVISIONS

     13.1 Nothing contained in the Plan, or in any option, limited stock appreciation right, stock appreciation right, Restricted Stock or Performance Unit granted pursuant to the Plan, shall confer upon any employee any right with respect to continuance of employment by the Company or a Subsidiary, nor interfere in any way with the right of the Company or a Subsidiary to terminate the employment of such employee at any time with or without assigning any reason therefor.

     13.2 Grants, vesting or payment of stock options, limited stock appreciation rights, stock appreciation rights, Restricted Stock or Performance Units shall not be considered as part of a Participant's salary or used for the calculation of any other pay, allowance, pension or other benefit unless otherwise permitted by other benefit plans provided by the Company or its Subsidiaries, or required by law or by contractual obligations of the Company or its Subsidiaries.

     13.3 The right of a Participant or Beneficiary to the payment of any compensation under the Plan may not be assigned, transferred, pledged or encumbered, nor shall such right or other interests be subject to attachment, garnishment, execution or other legal process.

     13.4 Leaves of absence for such periods and purposes conforming to the personnel policy of the Company, or of its Subsidiaries, as applicable, shall not be deemed terminations or interruptions of employment, unless a Participant commences a leave of absence from which he or she is not expected to return to active employment with the Company or its Subsidiaries. The foregoing notwithstanding, with respect to Incentive Stock Options, employment shall not be deemed to continue beyond the first ninety (90) days of such leave unless the Participant's reemployment rights are guaranteed by statute or contract.

     13.5 In the event a Participant is transferred from the Company to a Subsidiary, or vice versa, or is promoted or given different responsibilities, the stock options, limited stock appreciation rights, stock appreciation rights, Restricted Stock and Performance Units granted to the Participant prior to such date shall not be affected.

     13.6 The Plan shall be construed and governed in accordance with the laws of the State of Texas, except that it shall be construed and governed in accordance with applicable federal law in the event that such federal law preempts state law.

     13.7 Appropriate provision shall be made for all taxes required to be withheld in connection with the exercise, grant or other taxable event with respect to options, limited stock appreciation rights, stock appreciation rights, Restricted Stock and Performance Units under the applicable laws or regulations of any governmental authority, whether federal, state or local and whether domestic or foreign. Unless otherwise provided in the grant, a Participant is permitted to deliver shares of Common Stock (including shares acquired pursuant to the exercise of an option or stock appreciation right other than the option or stock appreciation right currently being exercised, to the extent permitted by applicable regulations) for payment of withholding taxes on the exercise of an option, stock appreciation right, or limited stock appreciation right, upon the grant or vesting of Restricted Stock or upon the payout of Performance Units. At the election of the Plan Administrator or, subject to approval of the Plan Administrator at its sole discretion, at the election of a Participant, shares of Common Stock may be withheld from the shares issuable to the Participant upon the exercise of an option or stock appreciation right, upon the vesting of the Restricted Stock or upon the payout of Performance Units to satisfy tax withholding obligations. The Fair Market Value of Common Stock as delivered pursuant to this Section 13.7 shall be valued as of the day prior to delivery, and shall be calculated in accordance with Section 2.9. The withholding of shares of Common Stock to pay tax obligations in connection with the exercise of an option or stock appreciation right, the vesting of Restricted Stock or the payout of Performance Units by a Section 16 Insider must be approved by the Plan Administrator and must occur (i) pursuant to an irrevocable election made six
(6) months in advance of the transaction, (ii) during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (iii) otherwise in accordance with the provisions of Rule 16b-3 and interpretations thereunder. In the event Rule 16b-3 is amended or interpreted to permit shares of Common Stock to be withheld to pay tax obligations outside the periods described in clause
(i) or (ii) of the preceding sentence, or without Plan Administrator approval, the Plan Administrator may determine that such provisions shall no longer apply to Section 16 Insiders.

     Any Participant that makes a Section 83(b) election under the Code shall, within ten (10) days of making such election, notify the Company in writing of such election and shall provide the Company with a copy of such election form filed with the Internal Revenue Service.

     Tax advice should be obtained by the Participant prior to the Participant's
(i) entering into any transaction under or with respect to the Plan, (ii) designating or choosing the times of distributions under the Plan, or (iii) disposing of any shares of Common Stock issued under the Plan.

                                   SECTION 14

                 COMPLIANCE WITH RULE 16b-3 AND SECTION 162(m)

     The Company's intention is that, so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, with respect to awards granted to or held by Section 16 Insiders, the Plan shall comply in all respects with Rule 16b-3 and Section 162(m) and, if any Plan provision is later found not to be in compliance with Rule 16b-3 or Section 162(m), that provision shall be deemed modified as necessary to meet the requirements of Rule 16b-3 and Section 162(m). Notwithstanding the foregoing, and subject to Section 5.2, the Plan Administrator may grant or vest Restricted Stock that may not be in compliance with Section 162(m).

     Notwithstanding anything in the Plan to the contrary, the Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are
Section 16 Insiders without so restricting, limiting or conditioning the Plan with respect to other Participants.

                                   SECTION 15

              AMENDMENT, TERMINATION OR DISCONTINUANCE OF THE PLAN

     15.1 Subject to the Board of Directors and Section 15.2, the Plan Administrator may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Company without further approval of the stockholders of the Company, including, but not limited to, any amendment necessary to ensure that the Company may obtain any regulatory approval referred to in Section 11; provided, however, that no change in any option, limited stock appreciation right, stock appreciation right, Restricted Stock or Performance Unit theretofore granted may be made without the consent of the Participant which would impair the right of the Participant to acquire or retain Common Stock or cash that the Participant may have acquired as a result of the Plan.

     15.2 To the extent required for compliance with applicable law or regulation, including Rule 16b-3 and Section 162(m), the Plan Administrator and the Board of Directors may not amend the Plan without the approval of the stockholders of the Company to

          (a) materially increase the number of shares, rights or Units that may be issued under the Plan to Section 16 Insiders;

          (b) with respect to Incentive Stock Options and any related stock appreciation rights (whether limited or not), change the description of the Participants or class of participants eligible for participation in the Plan, or, with respect to all other grants under the Plan, materially modify the requirements as to eligibility for participation in the Plan to add a class of Section 16 Insiders; or

          (c) otherwise materially increase the benefits accruing to the Participants under the Plan.

     15.3 Grants of Performance Restricted Stock and Performance Units shall not be made under this Plan unless the material terms, as defined by Section 162(m), of the Performance Goal(s) under which an award is to be paid have been disclosed and subsequently approved by the Company's stockholders in accordance with Section 162(m).

     15.4 The Board of Directors may at any time suspend the operation of or terminate the Plan with respect to any shares of Common Stock, rights or Performance Units which are not at that time subject to option, limited stock appreciation right, stock appreciation right or grant of Restricted Stock, or with respect to any Performance Units not yet granted under Section 9.

                                                                       EXHIBIT B

                          EL PASO NATURAL GAS COMPANY
                        1995 INCENTIVE COMPENSATION PLAN

                                   SECTION 1

                                    PURPOSES

1.1 PURPOSES

     The purposes of the El Paso Natural Gas Company 1995 Incentive Compensation Plan (the "Plan") are to encourage outstanding performances by the executives of El Paso Natural Gas Company (the "Company") and its subsidiaries, to attract and retain exceptional executives, and to provide a direct incentive to the Participants (as defined in Section 4.1) to achieve the Company's strategic and financial goals.

                                   SECTION 2

                                 ADMINISTRATION

2.1 ADMINISTRATION

     With respect to awards made under the Plan to certain officers and directors of the Company and its subsidiaries ("Section 16 Insiders") who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Plan shall be administered by the Compensation Committee (the "Plan Administrator") of the Company's Board of Directors (the "Board"), which shall be constituted at all times so as to meet the disinterested administration requirements of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act and the outside director requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act. The Plan Administrator shall prescribe, amend, and rescind rules and procedures for establishing Performance Goals (as defined in Section 5.2) pursuant to Section 162(m) of the Code. Subject to the Plan Administrator, and as may be required by Rule 16b-3 and Section 162(m) of the Code, the Plan shall be administered by a management committee (the "Management Committee") consisting of the Chief Executive Officer and such other senior officers as the Chief Executive Officer shall designate. The Management Committee shall interpret the Plan, prescribe, amend, and rescind rules relating to it, select eligible Participants, grant incentive awards, and take all other actions necessary for its administration, which actions shall be final and binding upon all Participants.

2.2 COMPLIANCE WITH RULE 16B-3 AND SECTION 162(M)

     The Company's intention is that, so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, with respect to awards granted to or held by Section 16 Insiders, the Plan shall comply in all respects with Rule 16b-3 promulgated under Section 16(b) of the Exchange Act. The Plan shall also be administered so as to comply with
Section 162(m) of the Code and regulations promulgated thereunder. If any Plan provision is later found not to be in compliance with Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, that provision shall be deemed modified as necessary to meet the requirements of Rule 16b-3 and Section 162(m) of the Code. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit, or condition the applicability of any provision of the Plan to Participants who are Section 16 Insiders without so restricting, limiting, or conditioning the Plan with respect to other Participants.

                                   SECTION 3

                         SHARES AVAILABLE FOR THE PLAN

3.1 MAXIMUM NUMBER OF SHARES

     Subject to Section 3.2, the maximum number of shares of common stock of the Company, $3 par value per share ("Common Stock"), which may at any time be awarded under the Plan is one million two hundred-fifty thousand (1,250,000) shares of Common Stock, from shares held in the Company's treasury or out of authorized but unissued shares of the Company, or partly out of each, as shall be determined by the Management Committee. "Restricted Stock" is any share of Common Stock which is subject to the requirements of Section 8 and such other restrictions as the Plan Administrator may deem appropriate.

3.2 ADJUSTMENT TO NUMBER OF SHARES

     In the event of a recapitalization, stock split, stock dividend, exchange of shares, merger, reorganization, change in corporate structure or shares of the Company or similar event, the Board, upon recommendation of the Plan Administrator, may make appropriate adjustments to the number of shares authorized for the Plan and, with respect to outstanding Restricted Stock, the Plan Administrator may make appropriate adjustments to the number of shares.

                                   SECTION 4

                                  PARTICIPANTS

4.1 PARTICIPANTS

     The Plan Administrator shall determine and designate the Section 16 Insiders and the Management Committee shall designate all other executives of the Company and its subsidiaries who are eligible to receive awards under the Plan (the "Participants"). Participants, in general, will be limited to those executives who hold any of the following positions within the Company and, in the case of Participants employed by Company subsidiaries, those executives with positions equivalent thereto, but not necessarily with the same titles: Chairman of the Board, President, Chief Executive Officer, Vice Chairman of the Board (if any), Chief Operating Officer, any Executive Vice President, any Senior Vice President, and any Vice President. Members of the Board of Directors of the Company who are full-time executives of the Company shall be eligible to participate in the Plan. Any Participant in the El Paso Natural Gas Company Incentive Compensation Plan dated as of January 1, 1992 (the "Predecessor Plan") on the day immediately preceding the effective date of this Plan, who is an employee of the Company or its subsidiaries, shall become a Participant in this Plan on the effective date.

                                   SECTION 5

                               PERFORMANCE GOALS

5.1 PERFORMANCE PERIOD

     The term "Performance Period" as used in this Plan shall mean the period of twelve consecutive months beginning on January 1 and ending on December 31, or such other period as the Plan Administrator may determine.

5.2 PERFORMANCE GOALS

     The Plan Administrator shall establish the performance goal or goals ("Performance Goal or Goals") for each Performance Period in writing prior to the commencement of the applicable Performance Period, or at such other time as permitted by applicable provisions of the Code and regulations thereunder, and shall state the amount of award to be paid to each Participant, subject to Section 6.3 below, upon attainment of the stated Performance Goals.

     Each Performance Goal selected for a particular Performance Period shall be a relative or absolute measure of any one or more of the following:

Operating Income          Net Income
Pre-tax Profit            Debt Reduction
Earnings Per Share        Safety
Cash Flow                 Return on Investment
Return on Capital         Revenues
Return on Equity          Total Stockholder Return
Return on Net Assets

     The foregoing terms shall have the same meaning as used in the Company's financial statements, or if the terms are not used in the Company's financial statements, they shall have the meaning generally applied pursuant to general accepted accounting principles, or as used in the industry, as applicable. The Plan Administrator shall set the target level of performance required for each Performance Goal selected for a particular Performance Period in order to determine whether a Performance Goal has been attained. The Plan Administrator may specify that a percentage (less than 100%) of awards may be payable if a designated level of performance of a Performance Goal is attained that is less than the target level of performance for such Performance Goal.

     The Plan Administrator may select one or more Performance Goals for a particular Performance Period. If the Plan Administrator selects more than one Performance Goal for a particular Performance Period, the Plan Administrator may determine to make awards upon attainment of any one or more of such Performance Goals, provided that such Performance Goals are established in accordance with this Section 5.2 and are stated as alternatives to one another.

5.3 PROCEDURES

     Prior to the beginning of a particular Performance Period, or such other date as the Code may allow, the Plan Administrator shall specify in writing:

          (a) the Participants who shall be eligible to receive an award for a Performance Period,

          (b) the Performance Goals for such Performance Period, and

          (c) the maximum award amount payable to each Participant if the Performance Goals are met.

     Any Participant chosen to participate in the Plan for a given Performance Period shall receive the maximum award amount if the designated Performance Goals are achieved, subject to the discretion of the Plan Administrator to reduce such award, as described in Section 6.3.

                                   SECTION 6

                               INDIVIDUAL AWARDS

6.1 PERFORMANCE GOAL CERTIFICATION

     An award shall become payable to the extent provided herein in the event that the Plan Administrator, or the Management Committee in the case of Participants other than Section 16 Insiders, certifies in writing prior to payment of the award that the Performance Goal or Goals selected for a particular Performance Period has or have been attained. In no event will an award be payable under this Plan if the threshold level of performance set for each Performance Goal for the applicable Performance Period is not attained.

6.2 MAXIMUM AWARD PAYABLE

     The maximum award payable under this Plan to any Participant for any Performance Period shall be two million dollars ($2,000,000) in cash, Restricted Stock, or a combination of cash and Restricted Stock.

6.3 DISCRETION TO REDUCE AWARDS; PARTICIPANT'S PERFORMANCE

     The Plan Administrator, or the Management Committee in the case of Participants other than Section 16 Insiders, in its sole and absolute discretion, may reduce the amount of any award otherwise payable to a Participant upon attainment of any Performance Goal for the applicable Performance Period. A Participant's individual performance must be satisfactory, regardless of the Company's performance and the attainment of Performance Goals, before he or she may be granted an incentive award. In evaluating a Participant's performance, the Plan Administrator and the Management Committee, as applicable, shall consider the Performance Goals of the Company and the Participant's responsibilities and accomplishments, and such other factors as it deems appropriate.

6.4 STOCKHOLDER APPROVAL OF PERFORMANCE GOALS

     Awards shall not be payable under this Plan unless the Plan Administrator determines that the material terms of the Performance Goal(s) under which an award is to be paid have been disclosed and subsequently approved by the Company's stockholders in accordance with Section 162(m) of the Code and applicable regulations thereunder.

6.5 NEW EMPLOYEE, RETIREMENT, DEATH, DISABILITY, OR TERMINATION OF EMPLOYMENT

     To the extent consistent with the deductibility of awards under Section 162(m) of the Code or regulations promulgated thereunder, the Plan Administrator or the Management Committee, as applicable, may grant all or such portion of an incentive award for the Performance Period as it deems advisable to a Participant (or the Participant's Beneficiary (as defined in Section 9.8) in the case of the Participant's death) who is first employed or who is promoted to a position eligible to become a Participant under this Plan during the Performance Period, or whose employment is terminated during the Performance Period because of the Participant's retirement, death, permanent disability, resignation, or discharge, provided that any of the Performance Goals are attained for the applicable Performance Period.

                                   SECTION 7

                          PAYMENT OF INCENTIVE AWARDS

7.1 REQUIRED PAYMENT

     The Plan Administrator, or the Management Committee in the case of Participants other than Section 16 Insiders, shall make a determination within thirty (30) days after the Company's financial information is available for a particular Performance Period (the "Award Date") whether the Performance Goals for that Performance Period have been achieved and the amount of the award for each Participant. In the absence of an election by the Participant pursuant to Sections 7.2 or 7.3, the award shall be paid not later than the end of the month following the month in which the Plan Administrator or Management Committee determines the amount of the award and shall be paid as follows:

          (a) Participants employed by the Company holding the position of Chairman of the Board, President, Chief Executive Officer, Vice Chairman of the Board, Chief Operating Officer, Executive Vice President, or Senior Vice President and Participants employed by Company subsidiaries with equivalent positions thereto, but not necessarily the same titles, shall receive their incentive award as follows:

        (i)  50% (fifty percent) in cash and
        (ii) 50% (fifty percent) in Restricted Stock.

          (b) Participants employed by the Company holding the position of Vice President and Participants employed by Company subsidiaries with an equivalent position thereto, but not necessarily the same title, shall receive their incentive award as follows:

        (i)  75% (seventy-five percent) in cash and
        (ii) 25% (twenty-five percent) in Restricted Stock.

          (c) Because the Participant bears forfeiture, price fluctuation, and other attendant risks during the Restriction Period (as defined in Section 8.3) associated with the Restricted Stock awarded under this Plan, Participants shall be awarded an additional amount of Restricted Stock equal to the amount of Restricted Stock which a Participant is awarded pursuant to Sections 7.1(a)(ii) or 7.1(b)(ii), as applicable.

     For purposes of this Plan, the value of awards payable in Restricted Stock and the calculation of fair market value of Common Stock shall be the mean between the highest and lowest quoted selling prices at which the Common Stock is sold on the Award Date (or such other date in the case of calculating fair market value for other purposes) as reported in the NYSE Composite Transactions by The Wall Street Journal for such date or, if no Common Stock was traded on such date, on the next preceding date on which the Common Stock was so traded. The value of any fractional share shall be paid in cash.

7.2 RESTRICTED STOCK ELECTION

     In lieu of receiving all or any portion of the cash in accordance with Sections 7.1(a)(i) or 7.1(b)(i), a Participant may elect to receive additional Restricted Stock with a value equal to the portion of the incentive award which the Participant would otherwise have received in cash, but has elected to receive in Restricted Stock ("Restricted Stock Election"). Participants must make their Restricted Stock Election at such time and in such a manner as prescribed by the Management Committee. If required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, any Restricted Stock Election made by a Participant who is a Section 16 Insider shall be made at least six months prior to the Award Date, or at such other time as is allowed by Section 16(b) of the Exchange Act. Each Participant who makes the Restricted Stock Election shall be entitled to the additional Restricted Stock granted pursuant to Section 7.1(c) with respect to the amount of the Participant's Restricted Stock Election. Except as provided in Section 8, all shares of Restricted Stock awarded pursuant to the Restricted Stock Election are subject to the same terms and conditions as the Restricted Stock a Participant receives pursuant to Sections 7.1(a)(ii) or 7.1(b)(ii), as applicable.

7.3 DEFERRED PAYMENT

     Each Participant may elect to have the payment of all or a portion of any incentive award made pursuant to Sections 7.1(a)(i) or 7.1(b)(i), as applicable, for the year deferred according to the terms and conditions of the Company's Deferred Compensation Plan. The election shall be irrevocable and shall be made at such time and in such a manner as prescribed by the Management Committee. The election shall apply only to that year. If a Participant has not made an election under this Section, any incentive award granted to the Participant for that year shall be paid pursuant to Sections 7.1 or 7.2, as applicable.

7.4 PAYMENT UPON CHANGE IN CONTROL

     Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company, the award attributable to the Performance Period in which the Change in Control occurs shall become fully vested and distributable, in cash, within 30 days after the date of the Change in Control, as follows:

                                  PARTICIPANTS EMPLOYED BY THE COMPANY HOLDING ANY OF THE
                                     FOLLOWING POSITIONS AND PARTICIPANTS EMPLOYED BY
                                  COMPANY SUBSIDIARIES WITH POSITIONS EQUIVALENT THERETO,
    PERCENTAGE OF ANNUAL SALARY          BUT NOT NECESSARILY WITH THE SAME TITLES:
    ----------------------------  -------------------------------------------------------
    100% of Annual Salary         Chairman of the Board, President, Chief Executive
                                  Officer, Vice Chairman of the Board, or Chief Operating
                                  Officer
    80% of Annual Salary          Executive Vice President or Senior Vice President
    60% of Annual Salary          Vice President

     The term "Annual Salary" as used in this Plan shall mean a Participant's annual base salary in effect on the date of a Change in Control.

     In the event a Change in Control occurs after the end of a Performance Period, but before the Award Date, each Participant shall be entitled to receive in cash, within 30 days after the date of the Change in Control, those amounts set forth above in this Section 7.4 for such Performance Period. Such amounts are in addition to the amount to which Participants shall be entitled for the Performance Period in which a Change in Control is deemed to occur.

     For purposes of this Plan a "Change in Control" shall be deemed to occur:

          (a) if any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities;

          (b) upon the first purchase of the Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company);

          (c) upon the approval by the Company's stockholders of a merger or consolidation, a sale, or disposition of all or substantially all the Company's assets or a plan of liquidation or dissolution of the Company; or

          (d) if, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company's stockholders of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur if the Company either merges or consolidates with or into another company or sells or disposes of all or substantially all of its assets to another company, if such merger, consolidation, sale or disposition is in connection with a corporate restructuring wherein the stockholders of the Company immediately before such merger, consolidation, sale or disposition own, directly or indirectly, immediately following such merger, consolidation, sale or disposition at least eighty percent (80%) of the combined voting power of all outstanding classes of securities of the company resulting from such merger or consolidation, or to which the Company sells or disposes of its assets, in substantially the same proportion as their ownership in the Company immediately before such merger, consolidation, sale or disposition.

                                   SECTION 8

                                RESTRICTED STOCK

     8.1 Any share of Restricted Stock awarded pursuant to this Plan shall be subject to the provisions of this Section 8, and to any additional restrictions imposed by the Plan Administrator. Restricted Stock may be awarded to Participants under this Plan in lieu of cash as provided in Section 7. Each award of Restricted Stock shall be evidenced by a written instrument delivered by or on behalf of the Company containing provisions not inconsistent with the Plan. The award of Restricted Stock shall entitle a Participant to receive, on the date or dates designated by the Plan Administrator, the number of shares of Common Stock awarded by the Plan Administrator. Each Participant who receives a grant of Restricted Stock shall have all the rights of a stockholder with respect to such shares (except as provided in the restrictions on transferability), including the right to vote the shares and receive dividends and other distributions. However, no Participant awarded Restricted Stock shall have any right as a stockholder with respect to such shares prior to the date of issuance to the Participant of a certificate or certificates for such shares.

     8.2 Notwithstanding Section 8.1, the Plan Administrator may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for Restricted Stock delivered under the Plan may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any issuance of Restricted Stock that the Participant shall have delivered a stock power endorsed in blank relating to the shares of Restricted Stock.

     8.3 During a period of years following the award of Restricted Stock, as determined by the Plan Administrator, which shall in no event be less than one
(1) year (the "Restriction Period"), the Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of by the Participant, except as otherwise provided for in this Plan, upon the Plan Administrator's waiver or modification of such restrictions in the agreement evidencing the grant of Restricted Stock, or by resolution of the Plan Administrator adopted at any time.

     8.4 Except as provided in Section 8.5 or 8.6, if a Participant terminates employment with the Company for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant to the Company. In addition, in the event of any attempt by the Participant to sell, exchange, transfer, pledge, or otherwise dispose of shares of Restricted Stock in violation of the terms of the Plan, such shares shall be forfeited to the Company.

     8.5 The Restriction Period for any Participant shall be deemed to end and all restrictions on shares of Restricted Stock awarded pursuant to Sections 7.1(a)(ii), 7.1(b)(ii), and 7.2 (except for Restricted Stock awarded pursuant to
Section 7.1(c)) shall lapse upon the Participant's death, retirement, Permanent Disability, or any other involuntary termination without Cause. The Restriction Period shall be deemed to end and all restrictions on a Participant's shares of Restricted Stock awarded pursuant to Section 7.1(c) shall lapse on a pro rata basis measured in years between (i) the amount of time which has elapsed between the Award Date and the Participant's death, retirement, Permanent Disability, or any other involuntary termination without Cause and (ii) the Restriction Period for such shares. All shares of Restricted Stock for which the Restriction Period has not lapsed as described above shall be forfeited to the Company. Notwithstanding the foregoing, the Plan Administrator, or the Management Committee in the case of Participants other than Section 16 Insiders, may determine that such Restriction Period should not lapse or that the Restriction Period on additional shares of Restricted Stock should lapse.

     For the purposes of this Plan, a termination with "Cause" is a termination evidenced by a resolution adopted in good faith by two-thirds ( 2/3) of the Board of Directors that the Participant (i) willfully and continually failed to substantially perform the Participant's duties with the Company (other than a failure resulting from the Participant's incapacity due to physical or mental illness) which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance has been delivered to the Participant specifying the manner in which the Participant has failed to substantially perform or (ii) willfully engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; provided, however, that no termination of the Participant's employment shall be for Cause as set forth in clause (ii) above until (A) there shall have been delivered to the Participant a copy of a written notice setting forth that the Participant was guilty of the conduct set forth in clause (ii) above and specifying the particulars thereof in detail and (B) the Participant shall have been provided an opportunity to be heard by the Board of Directors (with the assistance of the Participant's counsel if the Participant so desires). No act, nor failure to act, on the Participant's part shall be considered "willful" unless the Participant has acted, or failed to act, with an absence of good faith and without a reasonable belief that the Participant's action or failure to act was in the best interest of the Company. Notwithstanding anything contained in the Plan to the contrary, no failure to perform by the Participant after notice of termination is given by the Participant shall constitute Cause.

     8.6 The Restriction Period for any Participant shall be deemed to end and all restrictions on shares of Restricted Stock shall lapse immediately upon a Change in Control.

     8.7 Subject to Section 8.2, a Participant entitled to receive Restricted Stock under the Plan shall be issued a certificate for such shares. Such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend reciting the terms, conditions, and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders. When the restrictions imposed by Section 8.3 expire or otherwise lapse with respect to one (1) or more shares of Restricted Stock, the Company shall deliver to the Participant (or the Participant's legal representative, Beneficiary, or heir) one (1) share of unrestricted Common Stock for each share of Restricted Stock. At that time, the agreement referred to in Section 8.1, as it relates to such shares, shall be terminated.

                                   SECTION 9

                               GENERAL PROVISIONS

9.1 ISSUANCE OF COMMON STOCK

     The Company shall not be required to issue any certificate for shares of Common Stock prior to:

          (a) obtaining any approval or ruling from the Securities and Exchange Commission, the Internal Revenue Service, or any other governmental agency which the Company, in its sole discretion, deems necessary or advisable;

          (b) listing the shares on any stock exchange on which the Common Stock may then be listed; or

          (c) completing any registration or other qualification of such shares under any federal or state laws, rulings, or regulations of any governmental body which the Company, in its sole discretion, determines to be necessary or advisable.

     All certificates for shares of Common Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Plan Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which Common Stock is then listed, and any applicable federal or state securities laws, and the Plan Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this paragraph shall not be effective if and to the extent that the shares of Common Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, as amended, or if and so long as the Plan Administrator determines that application of such provisions is no longer required or desirable. In making such determination, the Plan Administrator may rely upon an opinion of counsel for the Company.

9.2 NO RIGHT TO CONTINUED EMPLOYMENT

     Nothing in the Plan, or any awards of cash or Restricted Stock pursuant to the Plan, shall be construed to confer upon any Participant any right to continued employment with the Company or a subsidiary, nor interfere in any way with the right of the Company or a subsidiary to terminate the employment of such Participant at any time without assigning any reason therefor.

9.3 OTHER BENEFITS

     Incentive awards shall not be considered as part of a Participant's salary or used for the calculation of any other pay, allowance, pension, or other benefit unless otherwise permitted by other benefit plans provided by the Company or its subsidiaries, or required by law or by contractual obligations of the Company or its subsidiaries. Notwithstanding the preceding sentence, the Restricted Stock awarded pursuant to Section 7.1(c) shall not be considered as part of a Participant's salary or used for the calculation of any other pay, allowance, pension, or other benefit unless required by contractual obligations of the Company or its subsidiaries.

9.4 NONASSIGNMENT

     The right of a Participant or Beneficiary to the payment of any incentive awards under the Plan may not be assigned, transferred, pledged, or encumbered, nor shall such right or other interests be subject to attachment, garnishment, execution, or other legal process.

9.5 LEAVES OF ABSENCE

     Leaves of absence for such periods and purposes conforming to the personnel policy of the Company, or of its subsidiaries, as applicable, shall not be deemed terminations or interruptions of employment, unless a Participant commences a leave of absence from which he or she is not expected to return to active employment with the Company or its subsidiaries.

9.6 TRANSFERS AND PROMOTIONS

     In the event a Participant is transferred from the Company to a subsidiary, or vice versa, or is promoted or given different responsibilities, the Restricted Stock awarded to the Participant prior to such date shall not be affected.

9.7 UNFUNDED OBLIGATION

     The incentive awards to be paid to Participants pursuant to this Plan are an unfunded obligation of the Company. The Management Committee, in its sole discretion, may direct the Company to share with its subsidiaries the costs of a portion of the incentive awards paid to Participants who are executives of those companies. The Company is not required to segregate any monies from its general funds, to create any trusts, or to make any special deposits with respect to this obligation. Beneficial ownership of any investments which the Company may make to fulfill this obligation shall at all times remain in the Company. Any investments and the creation or maintenance of any Participant account under the Company's Deferral Compensation Plan shall not create or constitute a trust or a fiduciary relationship between the Plan Administrator, the Management Committee or the Company and a Participant, or otherwise create any vested interest in any Participant or his or her Beneficiary or his or her creditors in any assets of the Company whatsoever. The Participants shall have no claim against the Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to this Plan.

9.8 BENEFICIARY

     The term "Beneficiary" shall mean the person or persons to whom payments are to be paid pursuant to the terms of the Plan in the event of the Participant's death. The designation shall be on a form provided by the Management Committee, executed by the Participant and delivered to the Management Committee. A Participant may change his or her beneficiary designation at any time. A designation by a Participant under the Predecessor Plan shall remain in effect under this Plan unless it is revoked or changed under this Plan. If no Beneficiary is designated, the designation is ineffective, or in the event the Beneficiary dies before the balance of a Participant's account is paid, the balance shall be paid to the Participant's spouse or, if there is no surviving spouse, to his or her lineal descendants, pro rata, or, if there is no surviving spouse or any lineal descendant, to the Participant's estate.

9.9 PERMANENT DISABILITY

     A Participant shall be deemed to have become "permanently disabled" for purposes of this Plan if the Management Committee finds, upon the basis of medical evidence satisfactory to it, that the Participant is totally disabled, whether due to physical or mental condition, so as to be prevented from engaging in further employment by the Company or any of its subsidiaries and that such disability will be permanent and continuous during the remainder of his or her life.

9.10 INCAPACITY OF PARTICIPANT OR BENEFICIARY

     If the Management Committee finds that any Participant or Beneficiary to whom a payment is payable under the Plan is unable to care for his or her affairs because of illness or accident or is under a legal disability, any payment due (unless a prior claim therefore shall have been made by a duly appointed legal representative), at the discretion of the Management Committee, may be paid to the spouse, child, parent, brother, or sister of such Participant or Beneficiary or to any person whom the Management Committee has determined has incurred expense for such Participant or Beneficiary. Any such payment shall be a complete discharge of the obligations of the Company under the provisions of the Plan.

9.11 WITHHOLDING TAXES

     Appropriate provision shall be made for all taxes required to be withheld in connection with the award or other taxable event with respect to cash awards or Restricted Stock awards under the applicable laws or regulations of any governmental authority, whether federal, state, or local and whether domestic or foreign. Unless otherwise provided in the instrument awarding the cash and Restricted Stock award, a Participant is permitted to deliver shares of unrestricted Common Stock, to the extent permitted by applicable regulations, for payment of withholding taxes on the payment of a cash award or the vesting of Restricted Stock. At the election of the Plan Administrator or, subject to approval of the Plan Administrator at its sole discretion, at the election of a Participant, shares of Common Stock may be withheld from the shares issuable to the Participant upon the vesting of the Restricted Stock to satisfy tax withholding obligations. The fair market value of Common Stock as delivered pursuant to this Section 9.11 shall be valued as of the day prior to delivery, and shall be calculated in accordance with Section 7.1. The withholding of shares of Common Stock to pay tax obligations in connection with the vesting of Restricted Stock by a Section 16 Insider must be approved by the Plan Administrator and must occur (i) pursuant to an irrevocable election made six
(6) months in advance of the transaction, (ii) during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (iii) otherwise in accordance with the provisions of Rule 16b-3 and interpretations thereunder. In the event Rule 16b-3 is amended or interpreted to permit shares of Common Stock to be withheld to pay tax obligations outside the periods described in clause
(i) or (ii) of the preceding sentence, or without Plan Administrator approval, the Plan Administrator may determine that such provisions shall no longer apply to Section 16 Insiders. Notwithstanding the foregoing, the Management Committee shall determine, for Participants other than Section 16 Insiders, the appropriate means of providing for the withholding of taxes.

     Any Participant that makes a Section 83(b) election under the Code shall, within ten (10) days of making such election, notify the Company in writing of such election and shall provide the Company with a copy of such election form filed with the Internal Revenue Service.

     Tax advice should be obtained by the Participant prior to the Participant's
(i) entering into a transaction under or with respect to the Plan, (ii) designating or choosing the time of distributions under the Plan, or (iii) disposing of any shares of Common Stock issued under the Plan.

9.12 TERMINATION AND AMENDMENT

     The Board and the Plan Administrator may from time to time amend, suspend, or terminate the Plan, in whole or in part, including, but not limited to, any amendment necessary to insure that the Company may obtain any required regulatory approvals, and if the Plan is suspended or terminated, the Plan Administrator may reinstate any or all of its provisions. The Management Committee may amend the Plan provided that it may not suspend or terminate the Plan, substantially increase the administrative cost of the Plan or increase the obligations of the Company, or expand the classification of employees who are eligible to participate in the Plan. No amendment, suspension, or termination may impair the right of a Participant or his or her designated Beneficiary to receive the deferred compensation benefit accrued prior to the effective date of such amendment, suspension, or termination.

9.13 STOCKHOLDER APPROVAL

     Notwithstanding any other provision in this Plan, the Board, the Plan Administrator, and the Management Committee may not amend the Plan without the approval of the stockholders of the Company to: (a) materially increase the number of shares that may be issued under the Plan; (b) materially modify the requirements as to eligibility for participation in the Plan; (c) change the Performance Goals; or (d) otherwise materially increase the benefits accruing to the Participants under the Plan.

9.14 APPLICABLE LAW

     The Plan shall be construed and governed in accordance with the laws of the State of Texas.

9.15 EFFECTIVE DATE AND TERM OF THE PLAN

     The Plan shall be effective as of January 13, 1995, provided that the Plan is adopted by the Board and is approved by the Company's stockholders within the earlier of the date of the Company's next annual meeting of stockholders and twelve (12) months after the date the Plan is adopted by the Board. Subject to the foregoing condition, incentive awards of cash, Restricted Stock, or both may be granted pursuant to the Plan from time to time with the period commencing upon adoption of the Plan by the Board and ending ten (10) years after approval of the Plan by the stockholders. Awards of Restricted Stock granted under the Plan shall continue to be subject to the terms and conditions of the Plan after the expiration date. To the extent required for compliance with Rule 16b-3, shares of Common Stock underlying shares of Restricted Stock granted subject to subsequent stockholder approval of the Plan to Section 16 Insiders may not be sold until a date at least six (6) months after the date such stockholder approval is obtained.

                                                                       EXHIBIT C

                          EL PASO NATURAL GAS COMPANY
               1995 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

                                   SECTION 1

                                    PURPOSE

1.1 PURPOSE

     The name of the Plan shall be the El Paso Natural Gas Company 1995 Compensation Plan for Non-Employee Directors (the "Plan"). The purpose of the Plan is to provide a compensation program for non-employee Directors of El Paso Natural Gas Company (the "Company") that will attract and retain highly qualified individuals to serve as members of the Company's Board of Directors (the "Board"). The Plan permits non-employee Directors of the Company to receive their Compensation in the form of cash, deferred cash, deferred shares of Company common stock, par value $3 per share ("Common Stock"), or any combination of the foregoing. For purposes of the Plan, the term "Compensation" shall mean the Participant's annual retainer and meeting fees, if any, for each regular or special meeting and for any committee meetings attended.

                                   SECTION 2

                                 ADMINISTRATION

2.1 MANAGEMENT COMMITTEE

     Subject to Section 7.7, the Plan shall be administered by a management committee (the "Management Committee") consisting of the Chief Executive Officer of the Company and such other senior officers as the Chief Executive Officer shall designate. The Management Committee shall interpret the Plan, shall prescribe, amend and rescind rules relating to it from time to time as it deems proper and in the best interests of the Company, and shall take any other action necessary for the administration of the Plan. Any decision or interpretation adopted by the Management Committee shall be final and conclusive and shall be binding upon all Participants.

                                   SECTION 3

                                 PARTICIPATION

3.1 PARTICIPANTS

     Each non-employee Director of the Company shall become a participant in the Plan ("Participant") immediately upon election to the Board. Each person who is a non-employee Director of the Company on the Effective Date (as defined below) of the Plan shall become a Participant on the Effective Date.

                                   SECTION 4

                             DEFERRED COMPENSATION

4.1 MAXIMUM NUMBER OF SHARES

     Subject to Section 4.2, the maximum number of shares of Common Stock which may at any time be awarded under the Plan is one hundred fifty thousand (150,000) shares of Common Stock. Awards may be made from shares held in the Company's treasury or out of authorized but unissued shares of the Company, or partly out of each, as shall be determined by the Management Committee.

4.2 ADJUSTMENT TO NUMBER OF SHARES

     In the event of a recapitalization, stock split, stock dividend, exchange of shares, merger, reorganization, change in corporate structure or shares of the Company or similar event, the Board, upon recommendation of the Management Committee, may make appropriate adjustments to the number of shares (i) authorized for the Plan, and (ii) allocated under the Common Stock Deferral (as defined in Section 6.2).

                                   SECTION 5

                                  COMPENSATION

5.1 AMOUNT OF COMPENSATION

     Each Director's Compensation shall be determined in accordance with the Company's By-laws and shall be paid, unless deferred pursuant to Section 6, in the Plan Year (as defined below) in which it is earned in four equal quarterly installments with each installment being made on or about the last day of the applicable Plan Quarter (as defined below) (the "Payment Date"), unless otherwise determined by the Management Committee.

5.2 COMPENSATION ELECTION

     Upon election to the Board and at the time of or prior to each annual stockholders' meeting thereafter, or at such other time that may be required by
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder, each Participant may elect to receive his or her Compensation for the following Plan Year in the form of cash, deferred cash, deferred Common Stock or any combination of the foregoing, by submitting a written notice to the Company in the manner prescribed by the Management Committee. Any combination of the alternatives may be elected, provided the aggregate of the alternatives elected may not exceed one hundred percent of the Participant's Compensation, except as provided in Section 6.2(a). If no election is received by the Company, the Participant shall be deemed to have made an election to receive his or her Compensation in undeferred cash. An election under this Section 5.2 shall be irrevocable and shall apply to the Compensation earned during the Plan Year (as defined below) for which the election is effective.

5.3 PLAN YEAR

     The term "Plan Year" shall mean the period which begins on the day of the Company's annual stockholders' meeting and terminates the day before the succeeding annual stockholders' meeting except that the first Plan Year shall be a "short" year beginning on the Effective Date of the Plan and terminating on the day before the next succeeding annual stockholders' meeting.

5.4 PLAN QUARTER

     The term "Plan Quarter" shall mean each calendar quarter except for the first Plan Quarter of any Plan Year which shall be a "long" quarter beginning on the day of the annual stockholders' meeting and ending on June 30, and the fourth Plan Quarter of any Plan Year (including the first Plan Quarter after the Effective Date) shall be a "short" quarter beginning on January 1 and ending on the day before the annual stockholders' meeting.

                                   SECTION 6

                             DEFERRED COMPENSATION

6.1 DEFERRED CASH

     If a Participant elects pursuant to Section 5.2 to have all or a specified percentage of his or her Compensation deferred in cash, such amount shall be reflected in a Memorandum Deferred Account (as defined below) until the Participant ceases to be a Director. Compensation deferred under the Company's Compensation Plan for Non-Employee Directors dated as of January 1, 1992 shall be paid in accordance with the terms of that plan.

6.2 DEFERRED COMMON STOCK

     (a) If a Participant elects pursuant to Section 5.2 to have all or a specified percentage of his or her cash Compensation deferred in Common Stock, such amount shall be set aside in a Memorandum Deferred Account until the Participant ceases to be a Director. The amount credited to the Participant's Memorandum Deferred Account in such case (the "Common Stock Deferral") shall be equal to the amount actually deferred plus a premium (the "Conversion Premium"). The Conversion Premium shall be ten percent (10%) or, if greater, any amount which, pursuant to published positions of the Securities and Exchange Commission, is consistent with the requirements of Rule 16b-3(c)(2)(i)(C) of the Exchange Act (or any successor provision), but in no case more than fifty percent (50%).

     (b) The number of shares of Common Stock credited to a Participant's account shall equal the Common Stock Deferral divided by the fair market value of the Common Stock on the applicable Payment Date or, if later, on the Deferred Conversion Date (as defined below). For purposes of this Plan, fair market value shall be the mean between the highest and lowest quoted selling prices at which the Common Stock is sold on the date of the applicable Payment Date as reported in the NYSE Composite Transactions by The Wall Street Journal on such date or, if no Common Stock was traded on such Payment Date, on the next preceding date on which Common Stock was so traded.

     (c) With respect to the first Plan Year and for members of the Board who first become Participants elected after the Effective Date of the Plan, the following additional terms shall apply:

          (i) No shares of Common Stock shall be credited to a Participant's Memorandum Deferred Account (as defined in Section 6.3) until at least six
     (6) months has lapsed since making the election for deferred Common Stock; and

          (ii) Compensation deferred in Common Stock shall be deferred in cash (including the additional amount provided for under Section 6.2(a)) and shall earn interest in accordance with Section 6.3 until six (6) months after such election and shall be converted to Common Stock on the last day of the sixth (6th) month following the date of the applicable election (the "Deferred Conversion Date"), with the number of shares of Common Stock being credited to the Participant's Memorandum Deferred Account being calculated in accordance with Section 6.2(b).

     (d) Subject to Section 7.1, each Participant who elects deferred Common Stock shall, once the shares of Common Stock have been credited to his or her Memorandum Deferred Account, have the right to vote the shares and receive dividends and other distributions on such shares. Any such dividends and other distributions shall be reinvested promptly in Common Stock and shall be held in the Memorandum Deferred Account until the underlying shares are distributed.

6.3 MEMORANDUM DEFERRED ACCOUNT

     The Company shall establish a ledger account (the "Memorandum Deferred Account") for each Participant who has elected to defer a portion of his or her Compensation for the purpose of reflecting the Company's obligation to pay the Compensation as provided in Sections 6.5 and 6.6.

     (a) Interest shall accrue on the deferred cash to the date of distribution and shall be credited to the Memorandum Deferred Account at the end of each calendar quarter or such other periods as may be determined by the Management Committee, and shall be at the same interest rate as the Company pays on amounts under the Company's Deferred Compensation Plan.

     (b) The Company shall credit each Participant's Memorandum Deferred Account with the number of shares of Common Stock (x) calculated in accordance with
Section 6.2(b) and (y) acquired through dividend reinvestments or other distributions.

6.4 DISCRETIONARY INVESTMENT BY COMPANY

     The deferred amounts to be paid to the Participants are unfunded obligations of the Company. The Management Committee may direct that an amount equal to the deferred amount shall be invested by the Company as the Management Committee, in its sole discretion, shall determine. The Management Committee may in its sole discretion determine that all or some portion of an amount equal to the deferred cash shall be paid into one or more grantor trusts to be established by the Company of which it shall be the beneficiary, and to the assets of which it shall become entitled as and to the extent that Participants receive benefits under the Plan. The Management Committee may designate an investment advisor to direct investments and reinvestments of the funds, including investment of any grantor trusts hereunder.

6.5 PAYMENT OF DEFERRED CASH

     When a Participant ceases to be a Director, the Company shall pay to the Participant (or the Participant's beneficiary in the case of the Participant's death) an amount equal to the deferred cash balance of his or her Memorandum Deferred Account, plus interest (at a rate determined pursuant to Section 6.3) on the outstanding deferred cash account balance to the date of distribution and subject to approval of the Management Committee, as follows:

          (a) a lump sum cash payment or

          (b) in periodic installments over a period of years as determined at the time the deferral election is made.

Payment of deferred cash shall commence or be made in the month following the date on which a Participant ceases to be a Director.

6.6 PAYMENT OF DEFERRED COMMON STOCK

     When a Participant ceases to be a Director, the Company shall distribute Common Stock to the Participant (or the Participant's beneficiary in the case of the Participant's death) in an amount equal to the number of whole shares of Common Stock held in a Participant's Memorandum Deferred Account. Any fractional shares of Common Stock held in the Participant's account shall be paid to the Participant (or the Participant's beneficiary in the case of the Participant's death) in a lump sum cash payment based on the Common Stock's fair market value on the day preceding such date.

     Payment of deferred Common Stock shall be made in the month following the date on which a Participant ceases to be a Director, or such later date as may be necessary to comply with Section 16(b) of the Exchange Act and rules promulgated thereunder.

6.7 ACCELERATION OF PAYMENT OF DEFERRED CASH AND DEFERRED COMMON STOCK

     (a) The Management Committee, in its discretion, may accelerate the payment of the unpaid balance of a Participant's Memorandum Deferred Account in the event of the Participant's death or Permanent Disability, or upon its determination that the Participant (or his or her Beneficiary in the case of his or her death) has incurred a severe financial hardship. The Management Committee in making its determination may consider such factors and require such information as it deems appropriate.

     (b) Amounts deferred shall be paid to a Participant or a Participant's Beneficiary in the event of a Change in Control within thirty (30) days after the date of the Change in Control, or at such other time as may be required to comply with Rule 16b-3 of the Exchange Act. For purposes of this Plan a "Change in Control" shall be deemed to occur: (a) if any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities; (b) upon the first purchase of the Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company); (c) upon the approval by the Company's stockholders of a merger or consolidation, a sale, or disposition of all or substantially all the Company's assets or a plan of liquidation or dissolution of the Company; or (d) if, during any period of two
(2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company's stockholders of each new Director was approved by a vote of at least two-thirds ( 2/3) of the Directors then still in office who were Directors at the beginning of the period.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur if the Company either merges or consolidates with or into another company or sells or disposes of all or substantially all of its assets to another company, if such merger, consolidation, sale or disposition is in connection with a corporate restructuring wherein the stockholders of the Company immediately before such merger, consolidation, sale or disposition own, directly or indirectly, immediately following such merger, consolidation, sale or disposition at least eighty percent (80%) of the combined voting power of all outstanding classes of securities of the company resulting from such merger or consolidation, or to which the Company sells or disposes of its assets, in substantially the same proportion as their ownership in the Company immediately before such merger, consolidation, sale or disposition.

                                   SECTION 7

                               GENERAL PROVISIONS

7.1 ISSUANCE OF COMMON STOCK

     The Company shall not be required to issue any certificate for shares of Common Stock prior to:

          (a) obtaining any approval or ruling from the Securities and Exchange Commission, the Internal Revenue Service or any other governmental agency which the Company, in its sole discretion, deems necessary or advisable;

          (b) listing the shares on any stock exchange on which the Common Stock may then be listed; or

          (c) completing any registration or other qualification of such shares under any federal or state laws, rulings or regulations of any governmental body which the Company, in its sole discretion, determines to be necessary or advisable.

     All certificates for shares of Common Stock delivered under the Plan also shall be subject to such stop transfer orders and other restrictions as the Management Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which Common Stock is then listed and any applicable federal or state securities laws, and the Management Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this paragraph shall not be effective if and to the extent that the shares of Common Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, as amended, or if and so long as the Management Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Management Committee may rely upon an opinion of counsel for the Company.

7.2 UNFUNDED OBLIGATION

     Any deferred amount to be paid to Participants pursuant to the Plan is an unfunded obligation of the Company. The Company is not required to segregate any monies from its general funds, to create any trusts, or to make any special deposits with respect to this obligation. Beneficial ownership of any investments, including trust investments that the Company may make to fulfill this obligation shall at all times remain in the Company. Any investments and the creation or maintenance of any trust or memorandum accounts shall not create or constitute a trust or a fiduciary relationship between the Management Committee or the Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's Beneficiary or the Participant's creditors in any assets of the Company whatsoever. The Participants shall have no claim against the Company for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

7.3 BENEFICIARY

     The term "Beneficiary" shall mean the person or persons to whom payments are to be paid pursuant to the terms of the Plan in the event of the Participant's death. The designation shall be on a form provided by the Management Committee, executed by the Participant, and delivered to the Management Committee. A Participant may change his or her Beneficiary designation at any time. A designation by a Participant under the El Paso Natural Gas Company Compensation Plan for Non-Employee Directors dated January 1, 1992 shall remain in effect under this Plan unless it is revoked or changed under this Plan. If no Beneficiary is designated, the designation is ineffective, or in the event the Beneficiary dies before the balance of the Memorandum Deferred Account is paid, the balance shall be paid to the Participant's spouse, or if there is no surviving spouse, to his or her lineal descendants, pro rata, or if there is no surviving spouse or lineal descendants, to the Participant's legal representatives, the Participant's estate or the person or persons to whom the deceased's rights under the Plan shall have passed by will or the laws of descent and distribution (unless the Management Committee for a given year has designated investment in an annuity, in which case the payment options selected by the Participant with respect thereto shall govern).

7.4 PERMANENT DISABILITY

     A Participant shall be deemed to have become disabled for purposes of the Plan if the Management Committee finds, upon the basis of medical evidence satisfactory to it, that the Participant is totally disabled, whether due to physical or mental condition, so as to be prevented from engaging in further service to the Company or any of its subsidiaries and that such disability will be permanent and continuous during the remainder of the Participant's life.

7.5 INCAPACITY OF PARTICIPANT OR BENEFICIARY

     If the Management Committee finds that any Participant or Beneficiary to whom a payment is payable under the Plan is unable to care for his or her affairs because of illness or accident or is under a legal disability, any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative), at the discretion of the Management Committee, may be paid to the spouse, child, parent, brother or sister of such Participant or Beneficiary or to any person whom the Management Committee has determined has incurred expense for such Participant or Beneficiary. Any such payment shall be a complete discharge of the obligations of the Company under the provisions of the Plan.

7.6 NONASSIGNMENT

     The right of a Participant or Beneficiary to the payment of any amounts under the Plan may not be assigned, transferred, pledged or encumbered, nor shall such right or other interests be subject to attachment, garnishment, execution or other legal process.

7.7 TERMINATION AND AMENDMENT

     The Board may from time to time amend, suspend or terminate the Plan, in whole or in part, and if the Plan is suspended or terminated, the Board may reinstate any or all of its provisions. No amendment, suspension or termination may impair the right of a Participant or the Participant's designated Beneficiary to receive benefits accrued prior to the effective date of such amendment, suspension or termination. The Management Committee may amend the Plan, without Board approval, to ensure that the Company may obtain any regulatory approval or to accomplish any other reasonable purpose, provided that the Management Committee may not effect a change that would materially increase the cost of the Plan to the Company. Notwithstanding the foregoing, the Board and the Management Committee may not amend the Plan without the approval of the stockholders of the Company to: (i) materially increase the number of shares of Common

Stock that may be issued under the Plan, (ii) materially modify the eligibility for participation in the Plan, or (iii) otherwise materially increase the benefits accruing to the Participants under the Plan.

7.8 APPLICABLE LAW

     The Plan shall be construed and governed in accordance with the laws of the State of Texas.

7.9 EFFECTIVE DATE AND TERM OF THE PLAN

     The Plan shall be effective as of January 13, 1995 (the "Effective Date"), provided that the Plan is approved by the Company's stockholders within the earlier of the date of the Company's next annual meeting of stockholders and twelve (12) months after the date the Plan is adopted by the Board. To the extent required for compliance with Section 16(b) of the Exchange Act and rules promulgated thereunder, shares of Common Stock distributed to Participants may not be sold until a date at least six (6) months after the date such stockholder approval is obtained, or if earlier, such other date allowed by Section 16(b) of the Exchange Act or rules promulgated thereunder. The Plan shall terminate ten
(10) years after the approval of the Plan by the stockholders of the Company.

7.10 COMPLIANCE WITH RULE 16B-3 OF THE EXCHANGE ACT

     The Company's intention is that, so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, with respect to awards of Common Stock, the Plan shall comply in all respects with Rule 16b-3 promulgated under Section 16(b) of the Exchange Act. If any Plan provision is later found not to be in compliance with Rule 16b-3 of the Exchange Act, that provision shall be deemed modified as necessary to meet the requirements of Rule 16b-3.

PROXY



                     SOLICITED BY THE BOARD OF DIRECTORS
                         EL PASO NATURAL GAS COMPANY
                        ANNUAL MEETING OF STOCKHOLDERS
                                MARCH 16, 1995


     The undersigned hereby appoints William A. Wise and Britton White, Jr., and each or any of them, with power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of stock of El Paso Natural Gas Company held of record by the undersigned on January 25, 1995, at the Annual Meeting of Stockholders to be held at the Crescent III meeting room, The Sheraton Crescent Hotel, 2620 West Dunlap
Avenue, Phoenix, Arizona on March 16, 1995, and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the Annual Meeting, including substitute nominees if any of the named nominees for Director should be unavailable to serve for election, in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is returned without direction being given, this proxy will be voted FOR proposals 1, 2, 3, 4 and 5.



 (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)     /SEE REVERSE SIDE/

/x/ PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.

1. Election of Directors.

NOMINEES:  Byron Allumbaugh, Luino Dell'Osso, Jr.,
           Eugenio Garza Laguera, James F. Gibbons,
           Ben F. Love, Kenneth L. Smalley, Malcolm Wallop,
           William A. Wise.

    FOR                           WITHHOLD
ALL NOMINEES / /           / / AUTHORITY TO VOTE
LISTED ABOVE                   FOR ALL NOMINEES
                                 LISTED ABOVE

/ /
   ______________________________________
   For all nominees except as noted above


                                        For  Against  Abstain
2.  Ratification of the appointment of  / /  / /      / /
    Coopers & Lybrand LLP as
    Independent Certified Public
    Accountants of the Company for
    fisical year 1995.

3.  Approval of the El Paso Natural     / /  / /      / /
    Gas Company 1995 Omnibus
    Compensation Plan.

4.  Approval of the El Paso Natural     / /  / /      / /
    Gas Company 1995 Incentive
    Compensation Plan.

5.  Approval of the El Paso Natural     / /  / /      / /
    Gas Company 1995 Compensation
    Plan for Non-Employee Directors.

             MARK HERE                     MARK
             FOR ADDRESS  / /            HERE FOR  / /
             CHANGE AND                  COMMENTS
             NOTE AT LEFT

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears. If acting as attorney, executor, trustee or in other representative capacity, sign name and title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If held jointly, both parties must sign and date.

Signature:_____________________________________ Date_____________

Signature:_____________________________________ Date_____________

                       CONFIDENTIAL VOTING INSTRUCTIONS
                         EL PASO NATURAL GAS COMPANY
               ANNUAL MEETING OF STOCKHOLDERS - MARCH 16, 1995
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS





TO:  BANKERS TRUST COMPANY, TRUSTEE UNDER EL PASO NATURAL GAS
     COMPANY RETIREMENT SAVINGS PLAN

The undersigned hereby directs the Trustee to vote, in person or by proxy, the full and fractional shares of Common Stock of El Paso Natural Gas Company credited to my account under the referenced Plan at the close of business on January 25, 1995, the record date, at the Annual Meeting of Stockholders to be held at the Crescent III meeting room, The Sheraton Crescent Hotel, 2620 West Dunlap Avenue, Phoenix, Arizona on March 16, 1995, and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the meeting, including substitute nominees if any of the named nominees for Director should be unavailable to serve, in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement.

If this proxy is completed, dated, signed and returned in the accompanying envelope to the trustee by March 9, 1995, the shares of stock represented by this proxy will be voted in the manner directed herein by the undersigned. If this proxy is returned to the trustee without direction being given, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5.

PLEASE MARK YOUR CHOICE LIKE THIS /X/ IN
    DARK INK AND SIGN AND DATE BELOW

1. Election of Directors

/ / VOTE FOR ALL                         / /  WITHHOLD FROM
    (except as marked /X/ to the         VOTING FOR ALL
    contrary below)



    / /  Byron Allumbaugh       / /  James F. Gibbons  / /  Kenneth L. Smalley

    / /  Luino Dell'Osso, Jr.   / /  Ben F. Love       / /  Malcolm Wallop

    / /  Eugenio Garza Laguera                         / /  William A. Wise


2.  Ratification of the         For   Against   Abstain
appointment of Coopers &
Lybrand L.L.P. as Independent   / /   / /       / /
Certified Public Accountants
of the Company for fiscal
year 1995.

3.  Approval of the El Paso     For   Against   Abstain
Natural Gas Company 1995
Omnibus Compensation Plan.      / /   / /       / /

4. Approval of the El Paso      For   Against   Abstain
Natural Gas Company 1995
Incentive Compensation Plan.    / /   / /       / /

5.  Approval of the El Paso     For   Against   Abstain
Natural Gas Company 1995
Compensation Plan for           / /   / /       / /
Non-Employee Directors.

If acting as attorney, executor, trustee or in other represenative capacity, sign name and title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

IMPORTANT: Please mark, sign, date, and return this proxy card promptly using the enclosed envelope.

    Shares held as of December 31, 1994


- ----------------------                                              ----------
Signature                                                           Date